Exhibit 10.14

EXECUTION COPY

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This Amended and Restated Intercreditor Agreement (this “Agreement”), dated as of July 22, 2011, is among JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined below, the “Bank Group Representative”) for the Bank Group Secured Parties (as defined below), Wilmington Trust Company, as Agent (in such capacity, with its successors and permitted assigns, and as more specifically defined below, the “Pension Fund Representative”) for the Pension Fund Secured Parties (as defined below), U.S. Bank National Association, as Collateral Trustee (not individually, but solely in such capacity, with its successors and permitted assigns, and as more specifically defined below, the “Convertible Note Representative”) for the Convertible Note Secured Parties (as defined below), solely for the purposes of Sections 3.1(c) and 11.3, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and permitted assigns, and as more specifically defined below, the “ABL Representative”) for the ABL Secured Parties (as defined below), YRC Worldwide Inc. (the “Company”) and each of the other Bank Group Loan Parties (as defined below) party hereto.

WHEREAS, the Company, the Bank Group Representative and certain financial institutions and other entities are party to that certain Amended and Restated Credit Agreement dated as of July 22, 2011 by and among the Company, certain subsidiaries of the Company, certain financial institutions as lenders and agents and JPMorgan Chase Bank, National Association as administrative agent (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Bank Group Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Company; and

WHEREAS, certain subsidiaries of the Company, the Pension Fund Representative and certain other entities are party from time to time to that certain Amended and Restated Contribution Deferral Agreement dated as of July 22, 2011 (subject to the terms of Section 6.1(d), as amended, restated, supplemented or otherwise modified from time to time, the “Existing Pension Fund Agreement”), pursuant to which such other entities have agreed to defer certain pension contribution payments owed by certain of the Company’s subsidiaries; and

WHEREAS, the Company, the other Bank Group Loan Parties and U.S. Bank National Association, as Trustee (in such capacity, with its successors and permitted assigns, the “Restructuring Convertible Note Representative”) are party to that certain Indenture dated as of July 22, 2011 (subject to the terms of Section 6.1(d), as amended, restated, supplemented or otherwise modified from time to time, the “2011 Restructuring Note Indenture”), pursuant to which the Company shall have issued the Company’s 10% Series A Convertible Senior Secured Notes due 2015 to the holders thereunder; and

WHEREAS, the Company, the other Bank Group Loan Parties and U.S. Bank National Association, as Trustee (in such capacity, with its successors and permitted assigns, the “New Money Convertible Note Representative”) are party to that certain Indenture dated as of July 22, 2011 (subject to the terms of Section 6.1(d), as amended, restated, supplemented or otherwise modified from time to time, the “2011 New Money Note Indenture”), pursuant to which the Company shall have issued the Company’s 10% Series B Convertible Senior Secured Notes due 2015 to the holders thereunder; and

WHEREAS, the Company, the other Bank Group Loan Parties, the New Money Convertible Note Representative, the Restructuring Convertible Note Representative and the Convertible Note Representative are party to that certain Collateral Trust Agreement dated as of July 22, 2011 (subject to the terms of Section 6.1(d), as amended, restated, supplemented or otherwise modified from time to time, the “Collateral Trust Agreement”), pursuant to which the Convertible Note Representative will hold certain of the Common Collateral in trust for the benefit of the Convertible Note Secured Parties.

WHEREAS, YRCW Receivables, LLC, a wholly-owned special purpose bankruptcy-remote subsidiary of the Company (the “ABL Borrower”), the Company, as servicer, the ABL Representative and certain financial institutions and other entities are party to that certain Credit Agreement, dated as of July 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “2011 ABL Agreement”), pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the ABL Borrower secured by, inter alia, a first priority Lien on accounts receivables and related assets of the ABL Borrower; and

WHEREAS, the Company and the other Bank Group Loan Parties have granted to the Bank Group Representative security interests in substantially all of the property and assets of the Bank Group Loan Parties, including, without limitation, the Common Collateral, as security for payment and performance of the Bank Group Obligations, which Liens are senior to the Junior Liens granted to the Convertible Note Representative in all Common Collateral and to the Junior Liens granted to the Pension Fund Representative in certain Pension Fund Collateral, and junior to the Senior Liens granted to the Pension Fund Representative in certain other Pension Fund Collateral, on behalf of the applicable Secured Parties, in order of priority set forth herein; and

WHEREAS, the Company and the other Bank Group Loan Parties have granted to the Convertible Note Representative security interests in substantially all of the property and assets of the Bank Group Loan Parties, including, without limitation, the Common Collateral (but exclusive of security interests on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement and such other assets as are expressly excluded from the Lien of the Convertible Note Representative pursuant to the terms of the Convertible Note Security Documents) as security for payment and performance of the Convertible Note Obligations, which Liens are junior to the Senior Liens granted to the Bank Group Representative in all of the Common Collateral and the Pension Fund Representative in the Pension Priority Common Collateral, on behalf of the applicable Secured Parties, and senior to the Junior Liens granted to the Pension Fund Representative in the applicable Pension Fund Collateral, in order of priority as set forth herein; and

WHEREAS, the Company and the other Pension Fund Obligors (as defined below) have granted to the Pension Fund Representative security interests in the Pension Fund Collateral as security for payment and performance of the Pension Fund Obligations, which Liens are senior to the Junior Liens granted to the Bank Group Representative and the Convertible Note

Representative in the applicable Pension Fund Collateral and junior to the Senior Liens and Junior Second Liens granted to the Bank Group Representative and the Convertible Note Representative, as applicable, in the applicable Pension Fund Collateral, in order of priority set forth herein; and

WHEREAS, pursuant to the Bank Group Documents, the Pension Fund Documents and the Convertible Note Documents, each of the Bank Group Secured Parties, the Pension Fund Secured Parties and the Convertible Note Secured Parties, respectively, have agreed to permit the grant of such other security interests on the terms and conditions of this Agreement;

WHEREAS, the Company, certain of the Bank Group Loan Parties, the Bank Group Representative and the Pension Fund Representative are parties to that certain Intercreditor Agreement, dated as of June 17, 2009 (as amended, the “Existing Intercreditor Agreement”), and pursuant to this Agreement, each of the parties to the Existing Intercreditor Agreement desire to amend and restate the Existing Intercreditor Agreement in its entirety;

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

1.1 Defined Terms. The following terms, as used herein, have the following meanings:

“ABL Agreement” means the collective reference to (a) the 2011 ABL Agreement, (b) any Additional ABL Agreement and (c) to the extent permitted under the applicable Loan Documents, any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the 2011 ABL Agreement, any Additional ABL Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a ABL Agreement hereunder (a “Replacement ABL Agreement”). Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant.

“ABL Representative” has the meaning set forth in the introductory paragraph hereof but shall also include any Person identified as the “ABL Representative” in any ABL Agreement.

“Additional ABL Agreement” means any agreement approved for designation as such by the Bank Group Representative, the Pension Fund Representative, the Convertible Note Representative and the ABL Representative.

“Additional Bank Group Agreement” means, subject to the provisions of Section 2.2 of this Agreement, any agreement approved for designation as such by the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative.

“Additional Convertible Note Agreement” means the collective reference to any Additional New Money Convertible Note Agreement and any Additional Restructuring Convertible Note Agreement.

“Additional Debt” the meaning set forth in Section 11.3(b).

“Additional New Money Convertible Note Agreement” means, subject to the provisions of Section 2.2 of this Agreement, any agreement approved for designation as such by the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative.

“Additional Pension Fund Agreement” means, subject to the provisions of Section 2.2 of this Agreement, any agreement approved for designation as such by the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative.

“Additional Restructuring Convertible Note Agreement” means, subject to the provisions of Section 2.2 of this Agreement, any agreement approved for designation as such by the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative.

“Bank Group Agreement” means the collective reference to (a) the Existing Bank Group Agreement, (b) any Additional Bank Group Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Bank Group Agreement, any Additional Bank Group Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Bank Group Agreement hereunder (a “Replacement Bank Group Agreement”). Any reference to the Bank Group Agreement hereunder shall be deemed a reference to any Bank Group Agreement then extant.

“Bank Group Cash Management Obligations” means, with respect to any Bank Group Loan Party, any obligations of such Bank Group Loan Party owed to any Bank Group Secured Party in respect of treasury management arrangements, depositary or other cash management services pursuant to Banking Services Agreements (as defined in the Existing Bank Group Agreement).

“Bank Group Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Bank Group Loan Party, in which a Lien is granted or purported to be granted to, or for the benefit of, any Bank Group Secured Party as security for any Bank Group Obligations, including, without limitation, the Common Collateral.

“Bank Group Creditors” means the “Holders of Secured Obligations” as defined in the Bank Group Agreement.

“Bank Group DIP Financing” has the meaning set forth in Section 5.2(a).

“Bank Group Documents” means the Bank Group Agreement, each Bank Group Security Document and each Bank Group Guarantee.

“Bank Group Guarantee” means any guarantee by any Bank Group Loan Party of any or all of the Bank Group Obligations.

“Bank Group Lien” means any Lien created by the Bank Group Security Documents.

“Bank Group Loan Party” means the Company and each direct or indirect affiliate or shareholder (or equivalent) of the Company or any of its affiliates that is now or hereafter becomes a party to any Bank Group Document as a “Borrower”, “Subsidiary Guarantor” or “Grantor” (as defined in the Existing Bank Group Agreement) or to any Convertible Note Document as an “Issuer”, “Guarantor” or “Grantor” (as defined in the applicable Convertible Note Document). All references in this Agreement to any Bank Group Loan Party shall include such Bank Group Loan Party as a debtor-in-possession and any receiver or trustee for such Bank Group Loan Party in any Insolvency Proceeding.

“Bank Group Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Bank Group Agreement, (b) all reimbursement obligations (if any), interest thereon (including without limitation any Post-Petition Interest) and obligations to post cash collateral with respect to any letter of credit or similar instruments issued pursuant to the Bank Group Agreement, (c) all “Swap Obligations” (as defined in the Existing Bank Group Agreement or any other Bank Group Document), (d) all Bank Group Cash Management Obligations, (e) all guarantee obligations, indemnification obligations, fees, expenses and other amounts payable from time to time pursuant to the Bank Group Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding and (f) all other Secured Obligations (as defined in the Existing Bank Group Agreement or any other Bank Group Document). To the extent any payment with respect to any Bank Group Obligation (whether by or on behalf of any Bank Group Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession or trustee, any Pension Fund Secured Party, any Convertible Note Secured Party, any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Bank Group Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. For the avoidance of doubt, no Excess Obligations shall be Bank Group Obligations.

“Bank Group Obligations Payment Date” means the first date on which (a) the Bank Group Obligations (other than those that constitute Bank Group Unasserted Contingent Obligations) have been Paid in Full (or cash collateralized in accordance with the terms of the Bank Group Documents), (b) all commitments to extend credit under the Bank Group Documents have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under the Bank Group Documents (other than such as have been cash collateralized in accordance with the terms of the Bank Group Security Documents on terms satisfactory to the Bank Group Secured Parties), and (d) the Bank Group Representative has delivered a written notice to the Pension Fund Representative and the Convertible Note Representative stating that the events described in clauses (a), (b) and (c) have occurred to the satisfaction of the Bank Group Secured Parties. Notwithstanding the foregoing, if at any time after the Bank Group Obligations Payment Date has occurred, any Bank Group Loan Party enters into any Bank Group Document evidencing a Bank Group Obligation which is permitted hereby and under the Convertible Note Documents, then such Bank Group Obligations Payment Date shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under such Bank Group Document shall automatically be treated as Bank Group Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the collateral agent under such Bank Group Documents shall be the Bank Group Representative for all purposes of this Agreement. Upon receipt of a notice stating that any Bank Group Loan Party has entered into a new Bank Group Document (which notice shall include the identity of the new agent, such agent, the “New Bank Group Agent”), Pension Fund Representative and the Convertible Notes Representatives shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as such Bank Group Loan Party or such New Bank Group Agent may reasonably request in order to provide to the New Bank Group Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement.

“Bank Group Priority Common Collateral” means all assets that are both Bank Group Collateral and Convertible Note Collateral, other than Pension Priority Common Collateral.

“Bank Group Representative” has the meaning set forth in the introductory paragraph hereof and shall include any Person identified as a “Bank Group Representative” in any Bank Group Agreement.

“Bank Group Secured Parties” means the Bank Group Representative, the Bank Group Creditors and any other holders of the Bank Group Obligations.

“Bank Group Security Documents” means the “Security Agreement,” the “Mortgages,” the “Mortgage Instruments” and the other “Collateral Documents” as defined in the Existing Bank Group Agreement, and any other documents that are designated under the Existing Bank Group Agreement or any other Bank Group Agreement as “Bank Group Security Documents” for purposes of this Agreement.

“Bank Group Unasserted Contingent Obligations” means, at any time, Bank Group Obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Bank Group Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of Bank Group Obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Collateral Trust Agreement” has the meaning set forth in the fifth WHEREAS clause of this Agreement.

“Common Collateral” means, as the context may require, (i) the Bank Group Priority Common Collateral, with respect to the Bank Group Secured Parties, and to the extent applicable, the Convertible Note Secured Parties and, to the extent applicable, the Pension Fund Secured Parties and (ii) the Pension Priority Common Collateral, with respect to the Pension Fund Secured Parties, the Bank Group Secured Parties and the Convertible Note Secured Parties. As used herein, as to any Secured Party, “applicable Common Collateral” means Common Collateral in which such Secured Party holds a Senior Lien or a Junior Lien.

“Company” has the meaning set forth in the introductory paragraph hereof.

“Comparable Bank Group Security Document” means, in relation to any Pension Priority Common Collateral subject to any Pension Fund Security Document creating a Senior Lien, that Bank Group Security Document that creates a Junior Lien in the same Pension Priority Common Collateral, granted by the same Pension Fund Obligor.

“Comparable Convertible Note Security Document” means, in relation to any Bank Group Security Document creating a Junior Second Lien, or in relation to any Bank Group Priority Common Collateral subject to any Bank Group Security Document creating a Senior Lien, or in relation to any Pension Fund Collateral subject to any Bank Group Security Document creating a Senior Lien or a Junior Second Lien or any Pension Fund Security Document creating a Senior Lien, that Convertible Note Security Document that creates a Junior Second Lien or Junior Third Lien, as applicable, in the same applicable Common Collateral, granted by the same Pension Fund Obligor or Bank Group Loan Party, as applicable.

“Comparable Pension Fund Security Document” means, in relation to any Pension Fund Collateral subject to any Bank Group Security Document creating a Senior Lien and a Convertible Note Security Document creating a Junior Second Lien, that Pension Fund Security Document that creates a Junior Third Lien in the same Pension Fund Collateral, granted by the same Pension Fund Obligor, as applicable.

“Convertible Note Agreement” means the collective reference to the applicable New Money Convertible Note Agreement and the Restructuring Convertible Note Agreement.

“Convertible Note Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Bank Group Loan Party, in which a Lien is granted or purported to be granted to, or for the benefit of, the Convertible Note Representative as security for any Convertible Note Obligation.

“Convertible Note Creditors” means the collective reference to the applicable New Money Convertible Note Creditors and the Restructuring Convertible Note Creditors.

“Convertible Note Documents” means the collective reference to the applicable New Money Convertible Note Documents and the Restructuring Convertible Note Documents.

“Convertible Note Guarantee” means the collective reference to the applicable New Money Convertible Note Guarantee and the Restructuring Convertible Note Guarantee.

“Convertible Note Lien” means the collective reference to the applicable New Money Convertible Note Lien and the Restructuring Convertible Note Lien.

“Convertible Note Obligations” means the collective reference to the “Secured Obligations” (under and as defined in the Collateral Trust Agreement), the applicable New Money Convertible Note Obligations and the applicable Restructuring Convertible Note Obligations.

“Convertible Note Representative” has the meaning set forth in the introductory paragraph hereof, but shall also include any Person identified as a “Convertible Note Representative” in any Convertible Note Agreement.

“Convertible Note Secured Parties” means the collective reference to the Collateral Trustee, the applicable New Money Convertible Note Secured Parties and the applicable Restructuring Convertible Note Secured Parties.

“Convertible Note Security Documents” means the collective reference to the applicable New Money Convertible Note Security Documents and the Restructuring Convertible Note Security Documents.

“Enforcement Action” means, with respect to the Bank Group Obligations, the Pension Fund Obligations or the Convertible Note Obligations, the exercise of any rights and remedies with respect to any applicable Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Bank Group Documents, the Pension Fund Documents, the Convertible Note Documents or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“Escrow Accounts” means those certain escrow accounts established by the Company with JPMorgan Chase Bank, N.A., as escrow agent, pursuant to (i) that certain Incentive Payments Escrow Agreement, dated as of July 22, 2011 and (ii) that certain Delivery/Collections Escrow Agreement, dated as of July 22, 2011, each providing for the release of escrowed money for the specified purposes set forth therein ((i) and (ii), collectively, the “Escrow Agreements”).

“Excess Obligations” has the meaning set forth in Section 2.2.

“Exigent Circumstance” means an event or circumstance that materially and imminently threatens the ability of a Secured Party to realize upon all or a material portion of the applicable Common Collateral, such as, without limitation, fraudulent removal, concealment, destruction (other than to the extent covered by insurance), material waste or abscondment thereof.

“Existing Bank Group Agreement” has the meaning set forth in the first WHEREAS clause of this Agreement.

“Existing Pension Fund Agreement” has the meaning set forth in the second WHEREAS clause of this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Junior Lien” means, as the context may require, a Junior Second Lien and/or a Junior Third Lien.

“Junior Second Lien” means any Lien granted by the Company or one of its subsidiaries either to the Bank Group Representative for the benefit of the Bank Group Secured Parties or to the Convertible Note Representative for the benefit of the Convertible Note Secured Parties which is intended by the terms of the document granting such Lien to be a second priority Lien junior to the Senior Lien on the same Common Collateral and identified as such on Schedule B attached hereto; provided that it is understood and agreed that the Convertible Note Representative shall not have a Lien on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement and such other assets as are expressly excluded from the Lien of the Convertible Note Representative pursuant to the terms of the Convertible Note Security Documents.

“Junior Secured Obligations” means, at any time of determination, with respect to any Common Collateral, the Bank Group Obligations, the Convertible Note Obligations and/or the Pension Fund Obligations, in each case, to the extent such obligations are secured by a Junior Lien.

“Junior Secured Parties” means, at any time of determination, with respect to any Common Collateral, the Secured Parties that at that time are secured by Junior Liens on such Common Collateral.

“Junior Secured Representative” means, as of any date of determination, any Representative with respect to the then Junior Secured Parties.

“Junior Third Lien” means any Lien granted by the Company or one of its subsidiaries either to the Pension Fund Representative for the benefit of the Pension Fund Secured Parties or to the Convertible Note Representative for the benefit of the Convertible Note Secured Parties which is intended by the terms of the document granting such Lien to be a third priority Lien junior to the Senior Lien and Junior Second Lien on the same Common Collateral and identified as such on Schedule C attached hereto; provided that it is understood and agreed that the Convertible Note Representative shall not have a Lien on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement and such other assets as are expressly excluded from the Lien of the Convertible Note Representative pursuant to the terms of the Convertible Note Security Documents.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” means the Bank Group Documents, the Convertible Note Documents and/or the Pension Fund Documents, as applicable.

“Mortgage” means any mortgage, deed of trust, deed and similar instrument.

“New Money Convertible Note Agreement” means the collective reference to (a) the 2011 New Money Note Indenture, (b) any Additional New Money Convertible Note Agreement and (c) any other agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the 2011 New Money Note Indenture, any Additional New Money Convertible Note Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement expressly provides that it is not intended to be and is not a New Money Convertible Note Agreement. Any reference to the New Money Convertible Note Agreement hereunder shall be deemed a reference to any New Money Convertible Note Agreement then extant.

“New Money Convertible Note Creditors” means the “Holders”, “Trustee” and “Collateral Trustee”, each as defined in the New Money Convertible Note Agreement, or any Persons that are designated under the New Money Convertible Note Agreement as the “New Money Convertible Note Creditors” for purposes of this Agreement.

“New Money Convertible Note Documents” means each New Money Convertible Note Agreement, each New Money Convertible Note Security Document and each New Money Convertible Note Guarantee.

“New Money Convertible Note Guarantee” means any guarantee by any Bank Group Loan Party of any or all of the New Money Convertible Note Obligations.

“New Money Convertible Note Lien” means any Lien created by the New Money Convertible Note Security Documents.

“New Money Convertible Note Obligations” means (a) all Secured Obligations (as defined in the 2011 New Money Note Indenture) with respect to the Securities under (and as defined in) the 2011 New Money Note Indenture), including all principal and interest (including without limitation any Post-Petition Interest) and premium (if any), (b) all principal and interest (including without limitation any Post-Petition Interest) and premium if any on all amounts due under any New Money Convertible Note Document and (c) all guarantee obligations, indemnification obligations, fees, expenses (including the fees and expenses of the New Money Convertible Note Representative, the New Money Convertible Note Representative’s agents, professional advisors and counsel) and other amounts payable from time to time pursuant to the New Money Convertible Note Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any New Money Convertible Note Obligation (whether by or on behalf of any Bank Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession or trustee, any Bank Group Secured Party, any Restructuring Convertible Note Secured Party or any Pension Fund Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the New Money Convertible Note Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. For the avoidance of doubt, no Excess Obligations shall be New Money Convertible Note Obligations.

“New Money Convertible Note Representative” has the meaning set forth in the fourth WHEREAS clause of this Agreement, but shall also include any Person identified as a “New Money Convertible Note Representative” in any New Money Convertible Note Agreement.

“New Money Convertible Note Secured Parties” means the New Money Convertible Note Representative, the New Money Convertible Note Creditors and any other holders of the New Money Convertible Note Obligations.

“New Money Convertible Note Security Documents” means the Collateral Trust Agreement, the “Collateral Documents” as defined in the New Money Convertible Note Agreement and any documents that are designated under the New Money Convertible Note Agreement as “New Money Convertible Note Security Documents” for purposes of this Agreement.

“Officer” means the chief executive officer, the president, any vice president, the chief operating officer or any chief financial officer or treasurer of the Company. Any document delivered hereunder that is signed by an Officer of the Company shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of the Company and such Officer shall be conclusively presumed to have acted on behalf of the Company.

“Originator Intercreditor Agreement” means that certain intercreditor agreement, dated as of July 22, 2011, by and among, the ABL Representative, YRC Inc., USF Reddaway Inc., USF Holland Inc. and YRCW Receivables LLC, as may be amended, restated, supplemented or otherwise modified from time to time.

“Originator Subordinated Secured Notes” means those certain promissory notes evidencing the subordinated secured loans made by YRC Inc., USF Reddaway Inc. and USF Holland Inc. to YRCW Receivables LLC, as may be amended, restated, supplemented, renewed, extended or otherwise modified from time to time, in each case made pursuant a sale agreement entered into in connection with the ABL Agreement.

“Other Obligations” has the meaning set forth in Section 11.14.

“Payment in Full” means, with respect to any obligations, the occurrence of the following: (a) such obligations have been indefeasibly paid in cash in full (or cash collateralized in accordance with the terms of the documents governing or evidencing such obligations), (b) the termination of all commitments to extend credit under the documents governing or evidencing such obligations, (c) there being no outstanding letters of credit or similar instruments issued under the documents governing or evidencing such obligations, and (d) the applicable representative has delivered a written notice to the other parties hereto stating that the events described in clauses (a), (b) and (c) have occurred. “Paid in Full” shall have the corresponding meaning.

“Pension Fund Agreement” means the collective reference to (a) the Existing Pension Fund Agreement, (b) any Additional Pension Fund Agreement and (c) any other agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Existing Pension Fund Agreement, any Additional Pension Fund Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement expressly provides that it is not intended to be and is not a Pension Fund Agreement. Any reference to the Pension Fund Agreement hereunder shall be deemed a reference to any Pension Fund Agreement then extant.

“Pension Fund Collateral” means all assets, whether now owned or hereafter acquired by the Company or any other Pension Fund Obligor, in which a Lien is granted or purported to be granted to the Pension Fund Representative as security for any Pension Fund Obligations.

“Pension Fund Creditors” means the “Funds” and “Agent” each as defined in the Pension Fund Agreement, or any Persons that are designated under the Pension Fund Agreement as the “Pension Fund Creditors” for purposes of this Agreement.

“Pension Fund Documents” means each Pension Fund Agreement, each Pension Fund Security Document and each Pension Fund Guarantee.

“Pension Fund Guarantee” means any guarantee by any Bank Group Loan Party of any or all of the Pension Fund Obligations.

“Pension Fund Lien” means any Lien created by the Pension Fund Security Documents.

“Pension Fund Obligations” means (a) all Deferred Pension Payments (as defined in the Existing Pension Fund Agreement), all Deferred Interest (as defined in the Existing Pension Fund Agreement) and any other obligations relating to deferred payments or otherwise in the nature of “principal” under the Pension Fund Agreement, interest (including without limitation any Post-Petition Interest) on all payment obligations under the Pension Fund Agreement, and (b) all guarantee obligations, indemnification obligations, fees, expenses (including the fees and expenses of the Pension Fund Representative, the Pension Fund Representative’s agents, professional advisors and counsel) and other amounts payable from time to time pursuant to the Pension Fund Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Pension Fund Obligation (whether by or on behalf of any Pension Fund Obligor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession or trustee, any Bank Group Secured Party, Convertible Note Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Pension Fund Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. For the avoidance of doubt, no Excess Obligations shall be Pension Fund Obligations.

“Pension Fund Obligors” means YRC Inc., USF Holland Inc., New Penn Motor Express, Inc., USF Reddaway Inc., USF Glen Moore Inc. and Transcontinental Lease, S. de R.L. de C.V. and each other Person (other than the Pension Fund Representative) who executes the Pension Fund Guarantee. All references in this Agreement to any Pension Fund Obligor shall include such Pension Fund Obligor as a debtor-in-possession and any receiver or trustee for such Pension Fund Obligor in any Insolvency Proceeding.

“Pension Fund Representative” has the meaning set forth in the introductory paragraph hereof, but shall also include any Person identified as a “Pension Fund Representative” in any Pension Fund Agreement.

“Pension Fund Secured Party” means the Pension Fund Representative, the Pension Fund Creditors and any other holders of the Pension Fund Obligations.

“Pension Fund Security Documents” means the “Collateral Documents” as defined in the Pension Fund Agreement and any documents that are designated under the Pension Fund Agreement as “Pension Fund Security Documents” for purposes of this Agreement.

“Pension Priority Common Collateral” means all assets that are concurrently Bank Group Collateral, Pension Fund Collateral and Convertible Note Collateral on which the Pension Fund Representative has a Senior Lien as set forth on Schedule A hereto.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Recovery” has the meaning set forth in Section 5.5.

“Replacement ABL Agreement” has the meaning set forth in the definition of “ABL Agreement”.

“Replacement Bank Group Agreement” has the meaning set forth in the definition of “Bank Group Agreement”.

“Representative” means the Bank Group Representative, Pension Fund Representative, the Convertible Note Representative or the representative for any other Secured Parties that becomes a party to this Agreement.

“Restructuring Convertible Note Agreement” means the collective reference to (a) the 2011 Restructuring Note Indenture, (b) any Additional Restructuring Convertible Note Agreement and (c) any other agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the 2011 Restructuring Note Indenture, any Additional Restructuring Convertible Note Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement expressly provides that it is not intended to be and is not a Restructuring Convertible Note Agreement. Any reference to the Restructuring Convertible Note Agreement hereunder shall be deemed a reference to any Restructuring Convertible Note Agreement then extant.

“Restructuring Convertible Note Creditors” means the “Holders”, “Trustee” and “Collateral Trustee”, each as defined in the Restructuring Convertible Note Agreement, or any Persons that are designated under the Restructuring Convertible Note Agreement as the “Restructuring Convertible Note Creditors” for purposes of this Agreement.

“Restructuring Convertible Note Documents” means each Restructuring Convertible Note Agreement, each Restructuring Convertible Note Security Document and each Restructuring Convertible Note Guarantee.

“Restructuring Convertible Note Guarantee” means any guarantee by any Bank Group Loan Party of any or all of the Restructuring Convertible Note Obligations.

“Restructuring Convertible Note Lien” means any Lien created by the Restructuring Convertible Note Security Documents.

“Restructuring Convertible Note Obligations” means (a) all Secured Obligations (as defined in the 2011 Restructuring Note Indenture) with respect to the Securities under (and as defined in) the 2011 Restructuring Note Indenture), including all principal and interest (including without limitation any Post-Petition Interest) and premium (if any), (b) all principal and interest (including without limitation any Post-Petition Interest) and premium if any on all amounts due under any Restructuring Convertible Note Document and (c) all guarantee obligations, indemnification obligations, fees, expenses (including the fees and expenses of the Restructuring Convertible Note Representative, the Restructuring Convertible Note Representative’s agents, professional advisors and counsel) and other amounts payable from time to time pursuant to the Restructuring Convertible Note Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Restructuring Convertible Note Obligation (whether by or on behalf of any Bank Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession or trustee, any Bank Group Secured Party, any New Money Convertible Note Secured Party or any Pension Fund Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Restructuring Convertible Note Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. For the avoidance of doubt, no Excess Obligations shall be Restructuring Convertible Note Obligations.

“Restructuring Convertible Note Representative” has the meaning set forth in the third WHEREAS clause of this Agreement, but shall also include any Person identified as a “Restructuring Convertible Note Representative” in any Restructuring Convertible Note Agreement.

“Restructuring Convertible Note Secured Parties” means the Restructuring Convertible Note Representative, the Restructuring Convertible Note Creditors and any other holders of the Restructuring Convertible Note Obligations.

“Restructuring Convertible Note Security Documents” means the Collateral Trust Agreement, the “Collateral Documents” as defined in the Restructuring Convertible Note Agreement and any documents that are designated under the Restructuring Convertible Note Agreement as “Restructuring Convertible Note Security Documents” for purposes of this Agreement.

“Secondary Secured Parties” has the meaning set forth in Section 3.1(b).

“Secured Parties” means, as the context may require, the Bank Group Secured Parties, the Pension Fund Secured Parties and/or the Convertible Note Secured Parties.

“Senior Lien” means (A) initially, any Lien granted by (i) the Company or one of the other Bank Group Loan Parties to the Bank Group Representative for the benefit of the Bank Group Secured Parties or (ii) the Company or one of the other Pension Fund Obligors to the Pension Fund Representative for the benefit of the Pension Fund Secured Parties, as applicable, which is intended by the terms of the document granting such Lien to be a first priority Lien senior to all other Liens (other than (a) with respect to any such Lien of the Bank Group Representative, “Permitted Encumbrances” as defined in the Existing Bank Group Agreement, and any other Lien expressly permitted to have priority over the Bank Group Lien pursuant to the applicable Bank Group Document and (b) with respect to any such Lien of the Pension Fund Representative, “Permitted Liens” as defined in the Existing Pension Fund Agreement) and identified as such on Schedule A attached hereto and (B) upon the Payment in Full of the obligations secured by any of the Liens referenced in clause (A) above and the discharge of the corresponding Lien, the Junior Second Lien with respect to the applicable Common Collateral, and upon the Payment in Full of the obligations secured by such Junior Second Lien and the discharge of such Junior Second Lien, the Junior Third Lien.

“Senior Secured Obligations” means, as of any date of determination, with respect to any Common Collateral, the Bank Group Obligations if they are then secured by a Senior Lien with respect to such Common Collateral, the Convertible Note Obligations if they are then secured by a Senior Lien with respect to such Common Collateral or the Pension Fund Obligations if they are then secured by a Senior Lien with respect to such Common Collateral.

“Senior Secured Parties” means, as of any date of determination, with respect to any Common Collateral, the Secured Parties that are secured by the then Senior Lien on such Common Collateral.

“Senior Secured Representative” means, as of any date of determination, the Representative with respect to the then Senior Secured Parties.

“Standstill Period” has the meaning set forth in Section 3.1(b).

“Trigger Notice” has the meaning set forth in Section 8.5 of this Agreement.

“2011 ABL Agreement” has the meaning set forth in the sixth WHEREAS clause of this Agreement.

“2011 Convertible Note Indenture” means, as the context may require, the 2011 New Money Note Indenture or the 2011 Restructuring Note Indenture.

“2011 New Money Note Indenture” has the meaning set forth in the fourth WHEREAS clause of this Agreement.

“2011 Restructuring Note Indenture” has the meaning set forth in the third WHEREAS clause of this Agreement.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Bank Group Documents.

1.2 Amended Agreements. All references in this Agreement to agreements or other contractual obligations shall, unless otherwise specified, be deemed to refer to such agreements or contractual obligations as amended, supplemented, restated, modified, replaced, refinanced, renewed or extended from time to time.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens. (a) Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien in respect of any applicable Common Collateral or of any Senior Lien in respect of any Common Collateral and notwithstanding any provision of the Uniform Commercial Code, any applicable law, any security agreement, any alleged or actual defect or deficiency in any of the foregoing or any other circumstances whatsoever, the Bank Group Representative on behalf of each of the Bank Group Secured Parties, the Pension Fund Representative on behalf of the Pension Fund Secured Parties and the Convertible Note Representative on behalf of the Convertible Note Secured Parties with respect to such applicable Common Collateral hereby agrees that (i) any Senior Lien in respect of such Common Collateral, regardless of how acquired, whether by grant, statute, operation of law, segregation or otherwise, shall be and shall remain senior and prior to any Junior Lien in respect of such Common Collateral, (ii) any Junior Second Lien in respect of such Common Collateral, regardless of how acquired, whether by grant, statute, operation of law, segregation or otherwise, shall be and shall remain senior and prior to any Junior Third Lien in respect of such Common Collateral, (iii) any Junior Second Lien in respect of such Common Collateral, regardless of how acquired, whether by grant, statute, operation of law, segregation or otherwise, shall be junior and subordinate in all respects to any Senior Lien in respect of such Common Collateral and (iv) any Junior Third Lien in respect of such Common Collateral, regardless of how acquired, whether by grant, statute, operation of law, segregation or otherwise, shall be junior and subordinate in all respects to any Senior Lien and any Junior Second Lien in respect of such Common Collateral. For the avoidance of doubt, the lien priorities with respect to the Common Collateral are set forth on Schedule D attached hereto.

(b) No Bank Group Secured Party, Convertible Note Secured Party or Pension Fund Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority or enforceability of any security interest of any Secured Party in any applicable Common Collateral. Notwithstanding any failure by any Bank Group Secured Party, Convertible Note Secured Party or Pension Fund Secured Party to perfect its security interests in any applicable Common Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in any applicable Common Collateral granted to the Bank Group Secured Parties, the Convertible Note Secured Parties or the Pension Fund Secured Parties, the priority and rights as between the Bank Group Secured Parties, the Convertible Note Secured Parties and the Pension Fund Secured Parties with respect to any applicable Common Collateral shall be as set forth herein. Without limiting the generality of the foregoing, for purposes of this Agreement, including Section 4.1 hereof, (i) the Pension Fund Representative shall be deemed to have a validly granted and perfected Senior Lien on the Pension Priority Common Collateral described on Attachment A-2 to Schedule A as security for the Pension Fund Obligations as of the date hereof, and (ii) the Convertible Note Representative shall be deemed to have a validly granted and perfected Junior Second Lien on the Pension Fund Collateral described on Attachment B-2 to Schedule B as security for the Convertible Note Obligations as of the date hereof, in each case, regardless whether any such Lien has been so granted or perfected as of such date.

2.2 Nature of Obligations. Each of the Pension Fund Representative on behalf of itself and the other Pension Fund Secured Parties and the Convertible Note Representative on behalf of the applicable Convertible Note Secured Parties acknowledges that subject to the terms of Section 6.1, the amount of Bank Group Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently increased, and that the terms of the Bank Group Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Bank Group Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Pension Fund Secured Parties or the Convertible Note Secured Parties and without affecting the provisions hereof. Each of the Bank Group Representative on behalf of itself and the other Bank Group Secured Parties, and the Convertible Note Representative on behalf of the Convertible Note Secured Parties acknowledges that, subject to the terms of Section 6.1, the amount of Pension Fund Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently increased, and that the terms of the Pension Fund Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Pension Fund Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Bank Group Secured Parties, or the Convertible Note Secured Parties and without affecting the provisions hereof. Each of the Bank Group Representative on behalf of itself and the other Bank Group Secured Parties and the Pension Fund Representative on behalf of the Pension Fund Secured Parties acknowledges that, subject to the terms of Section 6.1, the amount of Convertible Note Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently increased, and that the terms of the Convertible Note

Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Convertible Note Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Bank Group Secured Parties or the Pension Fund Secured Parties and without affecting the provisions hereof. The lien priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of any of the Bank Group Obligations, the Convertible Note Obligations, the Pension Fund Obligations or any portion thereof. Notwithstanding anything herein or in any applicable Loan Document to the contrary, the Secured Parties, the Bank Group Loan Parties and the Pension Fund Obligors agree that, except as provided in Section 5.2 with respect to permitted Bank Group DIP Financings:

(x)	the excess of (i) the outstanding principal amount (including all reimbursement obligations in respect of letters of credit and assuming fully funded commitments in respect thereof, but excluding, for the avoidance of doubt, interest, fees, hedging obligations, indemnification and similar obligations and bank services obligations) of any of the Bank Group Obligations, including, without limitation, any such Bank Group Obligations arising pursuant to any amendment, modification, supplement, extension, repayment, reborrowing, replacement, renewal, restatement or refinancing of any such obligations and any such obligations arising under any Additional Bank Group Agreement, over (ii) the aggregate outstanding principal amount (including all reimbursement obligations in respect of letters of credit and assuming fully funded commitments in respect thereof, but excluding, for the avoidance of doubt, interest, fees, hedging obligations, indemnification and similar obligations and bank services obligations) of the Bank Group Obligations as of the date of this Agreement;

(y)	the excess of (i) the outstanding principal amount (excluding, for the avoidance of doubt, interest, fees, indemnification and similar obligations) of any of the Pension Fund Obligations, including, without limitation, any such Pension Fund Obligations arising pursuant to any amendment, modification, supplement, extension, repayment, reborrowing, replacement, renewal, restatement or refinancing of any such obligations and any such obligations arising under any Additional Pension Fund Agreement, over (ii) the aggregate outstanding principal amount (excluding, for the avoidance of doubt, interest, fees, indemnification and similar obligations) of the Pension Fund Obligations as of the date of this Agreement; and

(z)	the excess of (i) the outstanding principal amount (excluding, for the avoidance of doubt, interest (including interest paid in kind), fees, indemnification and similar obligations) of any of the Convertible Note Obligations, including, without limitation, any such Convertible Note Obligations arising pursuant to any amendment, modification, supplement, extension, repayment, reborrowing, replacement, renewal, restatement or refinancing of any such obligations and any such obligations arising under any Additional Convertible Note Agreement, over (ii) the aggregate outstanding principal amount (excluding, for the avoidance of doubt, interest (including interest paid in kind), fees, indemnification and similar obligations) of the Convertible Note Obligations as of the date of this Agreement;

shall not constitute Bank Group Obligations, Convertible Note Obligations or Pension Fund Obligations under this Agreement, as applicable (the excess amounts specified in clauses (x), (y) and (z), collectively, the “Excess Obligations”), but shall be deemed to be subordinated in Lien priority fully to the Bank Group Obligations, the Convertible Note Obligations and the Pension Fund Obligations (in each case, for the avoidance of doubt, other than any Excess Obligations), to the same extent that the Junior Liens are subordinated to the Senior Liens pursuant to this Agreement.

2.3 Agreements Regarding Actions to Perfect Liens. (a) The Pension Fund Representative agrees on behalf of itself and the other Pension Fund Secured Parties that all Mortgages now or thereafter filed against real property in favor of or for the benefit of the Pension Fund Secured Parties and/or the Pension Fund Representative to create a Junior Lien on Pension Fund Collateral shall be substantially in form attached to the Existing Pension Fund Agreement as Exhibit B-2 thereto or shall otherwise be reasonably satisfactory to the Bank Group Representative (or the Convertible Note Representative solely to the extent the Bank Group Obligations Payment Date has occurred) and shall contain the following notation (or such other notation as is reasonably acceptable to the Bank Group Representative (or the Convertible Note Representative solely to the extent the Bank Group Obligations Payment Date has occurred) and the Pension Fund Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to (i) the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to JPMorgan Chase Bank, National Association, as Collateral Agent or as Administrative Agent (as applicable), and its successors and assigns and (ii) the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to U.S. Bank National Association, as Collateral Trustee, and its successors and assigns, in each case in such property, in accordance with the provisions of the Amended and Restated Intercreditor Agreement dated as of July 22, 2011 among JPMorgan Chase Bank, National Association, as Administrative Agent, Wilmington Trust Company, as Pension Fund Representative, U.S. Bank National Association, as Convertible Note Representative, solely for purposes of Sections 3.1(c) and 11.3 thereof, JPMorgan Chase Bank, N.A., as ABL Representative, and YRC Worldwide Inc., and the other parties referred to therein, as amended, restated, supplemented or otherwise modified from time to time.”

(b) The Bank Group Representative agrees on behalf of itself and the other Bank Group Secured Parties that all Mortgages now or thereafter filed in favor of or for the benefit of the Bank Group Representative against Pension Fund Collateral in respect of which the Bank Group Representative shall have a Junior Lien shall be amended or otherwise modified pursuant to documentation in form reasonably satisfactory to the Pension Fund Representative to reflect that the Lien created thereby is a Junior Lien and shall contain the following notation (or such other notation as is reasonably acceptable to the Bank Group Representative and the Pension Fund Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Wilmington Trust Company, as Collateral Trustee, and its successors and assigns, in such property, in accordance with the provisions of the Amended and Restated Intercreditor Agreement dated as of July 22, 2011 among JPMorgan

Chase Bank, National Association, as Administrative Agent, Wilmington Trust Company, as Pension Fund Representative, U.S. Bank National Association, as Convertible Note Representative, solely for purposes of Sections 3.1(c) and 11.3 thereof, JPMorgan Chase Bank, N.A., as ABL Representative, and YRC Worldwide Inc., and the other parties referred to therein, as amended, restated, supplemented or otherwise modified from time to time.”

(c) The Convertible Note Representative agrees on behalf of the Convertible Note Secured Parties that all Mortgages now or thereafter filed against real property in favor of or for the benefit of the Convertible Note Secured Parties and/or the Convertible Note Representative to create a Junior Lien on Pension Priority Common Collateral shall be in form reasonably satisfactory to the Bank Group Representative (with respect to any Pension Fund Collateral in respect of which the Bank Group Representative shall have a Senior Lien or a Junior Second Lien) and the Pension Fund Representative (with respect to any Pension Priority Common Collateral) and shall contain the following notation (or such other notation as is reasonably acceptable to the Bank Group Representative or the Pension Fund Representative, as applicable, and the Convertible Note Representative): “The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to JPMorgan Chase Bank, National Association, as Collateral Agent or as Administrative Agent (as applicable), and its successors and assigns1 in such property, in accordance with the provisions of the Amended and Restated Intercreditor Agreement dated as of July 22, 2011 among JPMorgan Chase Bank, National Association, as Administrative Agent, Wilmington Trust Company, as Pension Fund Representative, U.S. Bank National Association, as Convertible Note Representative, solely for the Purposes of Sections 3.1(c) and 11.3 thereof, JPMorgan Chase Bank, N.A., as ABL Representative, and YRC Worldwide Inc., and the other parties referred to therein, as amended, restated, supplemented or otherwise modified from time to time.”

(d) The Convertible Note Representative agrees on behalf of the Convertible Note Secured Parties that all Convertible Note Security Documents entered into in favor of or for the benefit of the Convertible Note Secured Parties and/or the Convertible Note Representative to create a Junior Lien on Bank Group Priority Common Collateral shall be in form reasonably satisfactory to the Bank Group Representative and shall contain the following notation (or such other notation as is reasonably acceptable to the Bank Group Representative): “The lien created by this [agreement][mortgage] on the property described herein is junior and subordinate to the lien on such property created by any security agreement or similar instrument now or hereafter granted to JPMorgan Chase Bank, National Association, as Collateral Agent or as Administrative Agent (as applicable), and its successors and assigns in such property, in accordance with the provisions of the Amended and Restated Intercreditor Agreement dated as of July 22, 2011 among JPMorgan Chase Bank, National Association, as Administrative Agent, Wilmington Trust Company, as Pension Fund Representative, U.S. Bank National Association, as Convertible Note Representative, solely for the purposes of Section 3.1(c) and 11.3 hereof JPMorgan Chase Bank, N.A., as ABL Representative, and YRC Worldwide Inc., and the other parties referred to therein, as amended, restated, supplemented or otherwise modified from time to time.”

[1]

INSERT THE FOLLOWING TO THE EXTENT THE PENSION FUND REPRESENTATIVE SHALL HAVE A SENIOR LIEN: and the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Wilmington Trust Company, as Agent, and its successors and assigns, in each case,

2.4 Liens on the Escrow Accounts. Notwithstanding anything herein to the contrary, the Bank Group Representative, the Bank Group Secured Parties, the Pension Fund Representative, the Pension Fund Secured Parties, the Convertible Note Representative and the Convertible Note Secured Parties acknowledge and agree that any grant of a Lien to such parties by the Company shall not include a Lien on the Escrow Accounts until the applicable Escrow Agreement has been terminated in accordance with its terms.

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement; Standstill. (a) The Senior Secured Parties with respect to any Common Collateral shall have the exclusive right to take and continue any Enforcement Action with respect to any Senior Lien they have in such Common Collateral, without any consultation with or consent of any Junior Secured Party, in accordance with the applicable Loan Documents. Upon the occurrence and during the continuance of a default or an event of default under the applicable Loan Documents governing the indebtedness held by the Senior Secured Parties, the Senior Secured Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to any Senior Lien they have in any applicable Common Collateral in such order and manner as they may determine in their sole discretion in accordance with the applicable Loan Documents.

(b) Notwithstanding anything herein to the contrary, with respect to any Common Collateral, the Junior Secured Parties, which are secured by a Lien that is immediately junior to the then Senior Lien with respect to such Common Collateral (the “Secondary Secured Parties”) may take any Enforcement Action with respect to such Common Collateral or join with any person in commencing, or petition for or vote in favor of any Enforcement Action with respect to such Common Collateral, after a period of 180 days has elapsed since the date on which the Representative for the Secondary Secured Parties has delivered to the Senior Secured Representative with respect to such Common Collateral written notice of the acceleration of the indebtedness then outstanding under the applicable Loan Documents governing the indebtedness held by the Secondary Secured Parties (the “Standstill Period”); provided, however, that (A) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Secondary Secured Parties take any Enforcement Action with respect to the applicable Common Collateral, or commence, join with any person in commencing, or petition for or vote in favor of any resolution for, any Enforcement Action with respect to such Common Collateral, if the Senior Secured Representative or any other Senior Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from or modification of the automatic stay or any other stay in any Insolvency Proceeding to enable the commencement and pursuit thereof), any Enforcement Action with respect to such Common Collateral or any such action or proceeding (prompt written notice thereof to be given to the Representative for the Secondary Secured Parties by the Senior Secured Representative) and (B) after the expiration of the Standstill Period, so long as neither the Senior Secured Representative nor the Senior Secured Parties have commenced any action to enforce their Lien on any material portion of the applicable Common Collateral, in the event that and for so long as the Secondary Secured Parties (or the their Representative on their behalf) have commenced any actions to enforce their Lien with respect to all or any material portion of such Common Collateral to the extent permitted hereunder and are diligently pursuing such actions, neither the Senior Secured Parties nor the Senior Secured Representative shall take any action of a similar nature with respect to such Common Collateral; provided that all other provisions of this Agreement (including turnover provisions) are complied with.

(c) Notwithstanding anything herein to the contrary, neither the Bank Group Representative, any other Bank Group Secured Party, the Pension Fund Representative, any other Pension Fund Secured Party, the Convertible Note Representative nor any other Convertible Note Secured Party shall take any Enforcement Action with respect to, or join with any person in commencing, or petition for or vote in favor of any Enforcement Action with respect to, any of the Company’s or any of its Subsidiaries’ trucks, other vehicles, rolling stock, terminals, depots or other storage facilities, in each case, whether leased or owned, until after a period of 10 Business Days has elapsed since the date on which such Representative has delivered to the ABL Representative written notice of such Representative’s intention to exercise any such Enforcement Action under the applicable Loan Documents governing the indebtedness held by the applicable Secured Parties (the “ABL Standstill Period”); provided, however, that the applicable Representative or Secured Parties may take any such Enforcement Action or join with any person in commencing, or petitioning for or voting in favor of any such Enforcement Action prior to the end of the ABL Standstill Period if (i) an Exigent Circumstance arising as a result of fraud, theft, concealment, destruction, waste or abscondment then exists or (ii) an Exigent Circumstance other than an Exigent Circumstance as described in clause (i) above then exists, and, after notice thereof has been provided by the applicable Representative to the ABL Representative, the ABL Representative has consented thereto. During the ABL Standstill Period, the Company and its Subsidiaries may use, subject to the Liens granted pursuant to the applicable Loan Documents, trucks, equipment and other properties of the Company and its Subsidiaries reasonably necessary to complete in-transit deliveries and collections upon the occurrence of a default or termination event under the ABL Agreement so long as all reasonable costs and expenses associated with such use, including insurance, maintenance and security costs and expenses related to the use of such property, are paid solely from amounts maintained in the Escrow Accounts and the Company shall have used commercially reasonable efforts to cause all such trucks, equipment or other properties to be returned on or before the end of the ABL Standstill Period to such destinations as shall be reasonably identified by the holder of the Senior Lien in respect of such property. The parties hereto hereby acknowledge (i) that the ABL Representative, on behalf of the ABL Secured Parties, has executed this Agreement solely for purposes of this Section 3.1(c) and Section 11.3 and (ii) that the ABL Secured Parties are creditors of the ABL Borrower and are not creditors of the Company or any of the Company’s Subsidiaries (other than the ABL Borrower).

(d) The Bank Group Secured Parties acknowledge and agree that the creation and funding of the Escrow Accounts is in the best interests of the Bank Group Secured Parties. The Bank Group Secured Parties further agree that they will not, directly or indirectly, challenge or otherwise contest the creation of the Escrow Accounts or the Company’s use of the funds in the Escrow Accounts in accordance with the terms of the applicable Escrow Agreements.

3.2 Standstill and Waivers. The Pension Fund Representative, on behalf of itself and the other Pension Fund Secured Parties, the Bank Group Representative, on behalf of itself and the other Bank Group Secured Parties, and the Convertible Note Representative, on behalf of the Convertible Note Secured Parties, agree that, subject to Section 3.1(b) and the provisos set forth in Section 5.1(a), (b) and (c):

(a) they will not take or cause to be taken any action, the purpose or effect of which is to make (i) any Junior Lien on any applicable Common Collateral pari passu with or senior to, or to give any holder of a Junior Lien on any applicable Common Collateral any preference or priority relative to, the Senior Liens with respect to any applicable Common Collateral or (ii) any Junior Third Lien on any applicable Common Collateral pari passu with or senior to, or to give any holder of a Junior Third Lien on any applicable Common Collateral any preference or priority relative to, the Junior Second Liens with respect to any applicable Common Collateral;

(b) they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of any applicable Common Collateral by any holder of a Senior Lien or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) by or on behalf of any holder of a Senior Lien with respect to any applicable Common Collateral;

(c) they have no right to (i) direct the holder of a Senior Lien to exercise any right, remedy or power with respect to any applicable Common Collateral or (ii) consent or object to the exercise by the holder of a Senior Lien of any right, remedy or power with respect to its Senior Lien on any applicable Common Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (c), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(d) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any holder of a Senior Lien seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any applicable Common Collateral;

(e) they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings with respect to a Junior Lien on any applicable Common Collateral (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce a Junior Lien on any applicable Common Collateral, other than filing a proof of claim;

(f) they will not commence judicial or nonjudicial foreclosure proceedings with respect to a Junior Lien on any applicable Common Collateral; and

(g) they will not seek, and hereby waive any right, to have any applicable Common Collateral or any other assets or any part thereof marshalled upon any foreclosure or other disposition of the Common Collateral.

3.3 Judgment Creditors. In the event that any Pension Fund Secured Party, Bank Group Secured Party or Convertible Note Secured Party becomes a judgment lien creditor in respect of any applicable Common Collateral in respect of which such Secured Party has a Lien securing Junior Secured Obligations prior to the attachment of such judgment lien as a result of its enforcement of its rights as an unsecured creditor with respect to the Pension Fund Obligations, the Bank Group Obligations or the Convertible Note Obligations, as applicable, such judgment lien shall be subject to the terms of this Agreement for all purposes to the same extent as all other Liens subject to the terms of this Agreement.

3.4 Cooperation. The Pension Fund Representative, on behalf of itself and the other Pension Fund Secured Parties, agrees that each of them shall take such actions as the Bank Group Representative or the Convertible Note Representative shall reasonably request in connection with the exercise by the Bank Group Secured Parties, or the Convertible Note Secured Parties of their respective rights set forth herein but subject to the terms of the Bank Group Documents and the Convertible Note Documents, as applicable; the Bank Group Representative, on behalf of itself and the other Bank Group Secured Parties, agrees that each of them shall take such actions as the Pension Fund Representative or the Convertible Note Representative shall reasonably request in connection with the exercise by the Pension Fund Secured Parties, or the Convertible Note Secured Parties of their respective rights set forth herein but subject to the terms of the Pension Fund Documents and the Convertible Note Documents; and the Convertible Note Representative, on behalf of the Convertible Note Secured Parties, agree that each of them shall take such actions as the Pension Fund Representative or the Bank Group Representative shall reasonably request in connection with the exercise by the Pension Fund Secured Parties or the Bank Group Secured Parties of their respective rights set forth herein but subject to the terms of the Pension Fund Documents and the Bank Group Documents.

3.5 No Additional Rights For the Bank Group Loan Parties or Pension Fund Obligors Hereunder. Except as provided in Section 3.6 or as otherwise expressly set forth in the applicable Pension Fund Documents, Bank Group Documents or Convertible Note Documents, if any Bank Group Secured Party, Pension Fund Secured Party or Convertible Note Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Bank Group Loan Party or Pension Fund Obligor shall be entitled to use such violation as a defense to any action by any Bank Group Secured Party, Pension Fund Secured Party or Convertible Note Secured Party, as applicable, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Bank Group Secured Party, Pension Fund Secured Party or Convertible Note Secured Party, as applicable.

3.6 Actions Upon Breach. (a) Should any Pension Fund Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to its Junior Liens on the Pension Fund Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement with respect to its Junior Liens on the Pension Fund Collateral), or fail to take any action required by this Agreement with respect to its Junior Liens on the Pension Fund Collateral, any Bank Group Secured Party (in its own name or in the name of the relevant Bank Group Loan Party), to the extent the Bank Group Obligations Payment Date has occurred, any Convertible Note Secured Party (in its own name or in the name of the relevant Bank Group Loan Party) or the relevant Pension Fund Obligor may obtain relief against such Pension Fund Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Pension Fund Representative on behalf of each Pension Fund Secured Party that (i) the Bank Group Secured Parties’, the Convertible Note Secured Parties’ and Bank Group Loan Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Pension Fund Secured Party waives any defense that the Pension Fund Obligors, the Convertible Note Secured Parties and/or the Bank Group Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

(b) Should any Bank Group Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to its Junior Liens on the Pension Priority Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement with respect to its Junior Liens on the Pension Priority Common Collateral), or fail to take any action required by this Agreement with respect to its Junior Liens on the Pension Priority Common Collateral, any Pension Fund Secured Party (in its own name or in the name of the relevant Pension Fund Obligor) or the relevant Bank Group Loan Party may obtain relief against such Bank Group Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Bank Group Representative on behalf of each Bank Group Secured Party that (i) the Pension Fund Secured Parties’ and Bank Group Loan Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Bank Group Secured Party waives any defense that the Bank Group Loan Parties and/or the Pension Fund Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

(c) Should any Convertible Note Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to its Junior Liens on any Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement with respect to its Junior Liens on any Common Collateral), or fail to take any action required by this Agreement with respect to its Junior Liens on any Common Collateral, any Pension Fund Secured Party (in its own name or in the name of the relevant Pension Fund Obligor), any Bank Group Secured Party (in its own name or in the name of the relevant Bank Group Loan Party) or the relevant Bank Group Loan Party may obtain relief against such Convertible Note Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Convertible Note Representative on behalf of any Convertible Note Secured Party that (i) the Pension Fund Secured Parties’, the Bank Group Secured Parties’ and Bank Group Loan Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Convertible Note Secured Party waives any defense that the Bank Group Loan Parties, the Pension Fund Secured Parties and/or the Bank Group Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

(d) Each Bank Group Loan Party and Pension Fund Obligor shall have the ability to utilize the terms and conditions of this Agreement as either a basis to seek injunctive relief or as a defense in any litigation commenced by any party hereto in the event that such party hereto takes any action in contravention of the terms hereof.

SECTION 4. Application Of Proceeds Of Common Collateral; Dispositions And Releases Of Common Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions. All proceeds of any applicable Common Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of such Common Collateral, whether or not pursuant to an Insolvency Proceeding, and any distribution in any Insolvency Proceeding in respect of claims secured by such Common Collateral, shall be distributed as follows: first, to the holders of Senior Liens on such Common Collateral (for application to the outstanding Bank Group Obligations in accordance with the Bank Group Documents (in the case of Senior Liens held by the Bank Group Secured Parties), or to the outstanding Pension Fund Obligations in accordance with the Pension Fund Documents (in the case of Senior Liens held by the Pension Fund Secured Parties)) until Paid in Full, second, to the holders of Junior Second Liens on such Common Collateral (for application to the outstanding Bank Group Obligations in accordance with the Bank Group Documents (in the case of Junior Second Liens held by the Bank Group Secured Parties) or to the outstanding Convertible Note Obligations in accordance with the Convertible Note Documents (in the case of Junior Second Liens held by the Convertible Note Secured Parties)) until Paid in Full and thereafter, if applicable, to the holders of Junior Third Liens on such Common Collateral. Any Common Collateral, including without limitation any such Common Collateral constituting proceeds, that may be received by any holder of a Junior Lien or which is otherwise received in violation of this Agreement shall be segregated and held in trust and promptly paid over to the applicable holder of the Senior Lien on such Common Collateral, in the same form as received, with any necessary endorsements. Each Pension Fund Secured Party hereby authorizes the (i) the Bank Group Representative to make any such endorsements in respect of Pension Fund Collateral as agent for the Pension Fund Representative (which authorization, being coupled with an interest, is irrevocable) and (ii) the Convertible Note Representative to make any such endorsements in respect of Pension Fund Collateral as agent for the Pension Fund Representative (which authorization, being coupled with an interest, is irrevocable). Each Bank Group Secured Party hereby authorizes the Pension Fund Representative to make any such endorsements in respect of Pension Fund Collateral as agent for the Bank Group Representative (which authorization, being coupled with an interest, is irrevocable). Each Convertible Note Secured Party hereby authorizes (i) the Pension Fund Representative and/or the Bank Group Representative to make any such endorsements in respect of Pension Fund Collateral as agent for the Convertible Note Representative (which authorization, being coupled with an interest, is irrevocable) and (ii) the Bank Group Representative to make any such endorsements in respect of the Bank Group Priority Common Collateral as agent for the Convertible Note Representative (which authorization, being coupled with an interest, is irrevocable).

4.2 Releases of Liens Upon Sale. Upon any release, sale or disposition of Common Collateral permitted pursuant to the terms of the Loan Documents governing the then Senior Secured Obligations that results in the release of the Senior Lien on any applicable Common Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action, but excluding a release on or after the Payment in Full of the Senior Secured Obligations), whether or not such sale or other disposition is expressly prohibited by the Loan Documents governing the then Junior Secured Obligations, the Junior Liens on such Common Collateral shall be automatically and unconditionally released with no further consent or action of any Person and in any such instance, each of the Junior Secured Representatives shall, at the Company’s expense, promptly execute and deliver such release documents and instruments and shall take such further actions as the Senior Secured Representative or the Company shall reasonably request in writing to evidence such release of the applicable Junior Liens. The Junior Secured Representatives with respect to any Common Collateral hereby appoints the Senior Secured Representative with respect to such Common Collateral and any officer or duly authorized person of such Senior Secured Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of such Junior Secured Representative and in the name of such Junior Secured Representative or in such Senior Secured Representative’s own name, from time to time, in such Senior Secured Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or reasonably desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (without recourse, representation or warranty) (which appointment, being coupled with an interest, is irrevocable).

4.3 Inspection Rights. Any holder of a Senior Lien in respect of any Common Collateral and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with such Common Collateral, and may advertise and conduct public auctions or private sales of such Common Collateral, in each case in accordance with the applicable Loan Documents.

4.4 Access to the Facility, Books and Records.

(a) The Pension Fund Representative acknowledges and agrees, notwithstanding anything in this Agreement or any Pension Fund Agreement to the contrary, that (w) in connection with the exercise of Bank Group Representative’s remedies against the Company or any other Bank Group Loan Party with respect to any collateral securing the Bank Group Obligations (other than the Pension Priority Common Collateral in respect of which the Pension Fund Representative shall have a Senior Lien), (x) in connection with the exercise of the Convertible Note Representative’s remedies against the Company or any other Bank Group Loan Party with respect to any Pension Fund Collateral on which the Convertible Note Representative has a Junior Second Lien or (y) if the Pension Fund Representative or any other Pension Fund Creditor should acquire possession of any Pension Priority Common Collateral in respect of which the Pension Fund Representative shall have a Senior Lien, the Pension Fund Representative will allow, at the reasonable expense of the Company, so long as the Bank Group Representative or the Convertible Note Representative, as applicable, has the right to do so in accordance with the Bank Group Documents or Convertible Note Documents, as applicable, and the Pension Fund Representative has received reasonably adequate evidence of insurance or other reasonable protection against economic loss arising from Bank Group Representative’s or Convertible Note Representative’s, as applicable, exercise of such rights, Bank Group Representative’s or Convertible Note Representative’s reasonable access to any such Pension Priority Common Collateral, upon at least two (2) days prior written notice (or such shorter period as may be mutually agreeable in Exigent Circumstances) and without unreasonable interference with the operations or record-keeping of such property, in order to access any collateral securing the Bank Group Obligations (other than the Pension Priority Common Collateral) or Convertible Note Obligations (other than the Pension Priority Common Collateral), as applicable, located at such Pension Priority Common Collateral for so long as reasonably necessary or reasonably required by Bank Group Representative or Convertible Note Representative, as applicable, to conclude its examination of and copying such Common Collateral and pursuing collection thereof.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions. (a) The Pension Fund Representative agrees on behalf of itself and the other Pension Fund Secured Parties that no Pension Fund Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any Junior Lien on the Pension Fund Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Bank Group Representative or any other Bank Group Secured Party (including the validity and enforceability thereof), the determination of any Liens or claims held by the Convertible Note Representative or any other Convertible Note Secured Party (including the validity and enforceability thereof), or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Pension Fund Representative and/or the Pension Fund Secured Parties may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Pension Fund Representative imposed hereby.

(b) The Bank Group Representative agrees on behalf of itself and the other Bank Group Secured Parties that no Bank Group Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any Junior Lien on the Pension Fund Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Pension Fund Representative or any other Pension Fund Secured Party (including the validity and enforceability thereof), or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise, as applicable; provided that the Bank Group Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Bank Group Representative imposed hereby.

(c) The Convertible Note Representative agrees on behalf the Convertible Note Secured Parties that no Convertible Note Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any Junior Lien on any Common Collateral, including, without limitation, with respect to the determination of any Liens or claims held by the Pension Fund Representative or any other Pension Fund Secured Party (including the validity and enforceability thereof), the determination of any Liens or claims held by the Bank Group Representative or any other Bank Group Secured Party (including the validity and enforceability thereof), or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise, as applicable; provided that the Convertible Note Representative may file a proof of claim in an Insolvency Proceeding, subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on such Convertible Note Representative imposed hereby.

5.2 Financing Matters.

(a) Subject to the terms of Section 5.2(c) below, if any Bank Group Loan Party becomes subject to any Insolvency Proceeding, and if the Senior Secured Representative with respect to the Bank Group Priority Common Collateral or the other Senior Secured Parties with respect to the Bank Group Priority Common Collateral desire to consent (or not object) to the use of cash collateral under the Bankruptcy Code or to provide financing to any Bank Group Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Bank Group Loan Party by the Senior Secured Representative with respect to the Bank Group Priority Common Collateral or the other Senior Secured Parties with respect to the Bank Group Priority Common Collateral (any such financing, “Bank Group DIP Financing”), then each of the Junior Secured Representatives with respect to the Bank Group Priority Common Collateral agrees, on behalf of itself and the other applicable Junior Secured Parties with respect to the Bank Group Priority Common Collateral, that, except to the extent that such Bank Group DIP Financing seeks to impose a Lien that is senior to or equal in priority to Senior Liens held on Common Collateral other than the Bank Group Priority Common Collateral by the Pension Fund Secured Parties, each such Junior Secured Party, in each case in its respective capacity as a secured creditor (a) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Bank Group DIP Financing, (b) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such Bank Group DIP Financing except as set forth in paragraph 5.4 below and (c) agrees that notice received two calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice; provided that the interest rate, fees, advance rates, lending limits and sub-limits and other terms are commercially reasonable under the circumstances.

(b) Notwithstanding anything herein or in any other applicable Loan Document, the aggregate principal amount of all Bank Group DIP Financings permitted hereunder shall not exceed $175,000,000 at any time; provided, however, that the aggregate amount of such Bank Group DIP Financing shall be in addition to the total amount of the Bank Group Obligations outstanding as of the date of commencement of any Insolvency Proceeding (such total amount of Bank Group Obligations outstanding as of the date of commencement of any Insolvency Proceeding being the “Bank Group Rollup Amount”), and any Bank Group Rollup Amount shall be secured solely by the Bank Group Priority Common Collateral. Notwithstanding anything herein to the contrary, the interest rate applicable to the Bank Group Rollup Amount, if any, shall be no higher than the maximum interest rate permitted to be applicable to the Bank Group Obligations pursuant to Section 6.1(b).

5.3 Relief From the Automatic Stay. (a) The Pension Fund Representative agrees, on behalf of itself and the other Pension Fund Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Pension Fund Collateral on which it has a Junior Lien, without the prior written consent of the Bank Group Representative or the Convertible Note Representative (solely to the extent that the Bank Group Obligations Payment Date has occurred).

(b) The Bank Group Representative agrees, on behalf of itself and the other Bank Group Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Pension Fund Collateral on which it has a Junior Lien, without the prior written consent of the Pension Fund Representative.

(c) The Convertible Note Representative agrees, on behalf of the Convertible Note Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of (i) any Pension Priority Common Collateral, without the prior written consent of the Pension Fund Representative or (ii) any Bank Group Priority Common Collateral, without the prior written consent of the Bank Group Representative.

5.4 Adequate Protection. (a) The Pension Fund Representative, on behalf of itself and the other Pension Fund Secured Parties (other than in their respective capacities as unsecured creditors), agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Bank Group Representative or the other Bank Group Secured Parties or the Convertible Note Representative or other Convertible Note Secured Party for adequate protection with respect to their Senior Liens or Junior Second Liens (other than in respect of Pension Priority Common Collateral), as applicable, or any adequate protection provided to the Bank Group Representative or the other Bank Group Secured Parties or the Convertible Note Representative or other Convertible Note Secured Party, as applicable with respect to their Senior Liens or Junior Second Liens (other than in respect of Pension Priority Common Collateral), as applicable, or (ii) any objection by the Bank Group Representative or any other Bank Group Secured Parties or the Convertible Note Representative or other Convertible Note Secured Party to any motion, relief, action or proceeding based on a claim of a lack of adequate protection with respect to their Senior Liens or Junior Second Liens (other than in respect of Pension Priority Common Collateral), as applicable, or (iii) the payment of interest, fees, expenses or other amounts to the Bank Group Representative or any other Bank Group Secured Party or the Convertible Note Representative or other Convertible Note Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise. In any Insolvency Proceeding, (x) if the Bank Group Secured Parties (or any subset thereof) or Convertible Note Secured Parties (or any subset thereof) are granted adequate protection with respect to their Senior Liens or Junior Second Liens, as applicable, on the Pension Fund Collateral (other than Pension Priority Common Collateral) consisting of additional collateral (with replacement Liens on such additional collateral) and/or superpriority claims in connection with any Bank Group DIP Financing or use of cash collateral, and the Bank Group Secured Parties or Convertible Note Secured Parties, as applicable, do not object to the adequate protection being provided to the Bank Group Secured Parties or Convertible Note Secured Parties, as applicable, then in connection with any such Bank Group DIP Financing or use of cash collateral the Pension Fund Representative, on behalf of itself and any of the Pension Fund Secured Parties, may seek or accept adequate protection with respect to their Junior Liens on the Pension Fund Collateral consisting solely of (A) a replacement Lien on the same additional collateral, subordinated to the Senior Liens securing the Bank Group Obligations and Junior Second Liens securing the Convertible Note Obligations and such Bank Group DIP Financing on the same basis as the other Junior Liens securing the Pension Fund Obligations are so subordinated to the Bank Group Obligations and Convertible Note Secured Obligations under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the Bank Group Secured Parties and Convertible Note Secured Obligations, respectively, provided, however, that the Pension Fund Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Pension Fund Secured Parties, in any stipulation and/or order granting such adequate protection with respect to their Junior Liens on the Pension Fund Collateral, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (y) in the event the Pension Fund Representative, on behalf of itself and the Pension Fund Secured Parties, seeks or accepts adequate protection with respect to their Junior Liens on the Pension Fund Collateral in accordance with clause (x) above and such adequate protection is granted in the form of additional collateral, then the Pension Fund Representative, on behalf of itself or any of the Pension Fund Secured Parties, agrees that the Bank Group Representative and the Convertible Note Representative shall also be granted a Senior Lien on such additional collateral as security for the Bank Group Obligations and Convertible Note Obligations, as applicable, and any such Bank Group DIP Financing and that any Lien on such additional collateral securing the Pension Fund Obligations shall be subordinated to the Liens on such collateral securing the Bank Group Obligations and Convertible Note Obligations, as applicable, and any such Bank Group DIP Financing (and all obligations relating thereto) and any other Liens granted to the Bank Group Secured Parties and the Convertible Note Secured Parties as adequate protection, with such subordination to be on the same terms that the other Junior Liens securing the Pension Fund Obligations are subordinated to the Senior Liens or Junior Second Liens on the Pension Fund Collateral securing such Bank Group Obligations or Convertible Note Obligations, as applicable, under this Agreement. The Pension Fund Representative, on behalf of itself and the other Pension Fund Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection with respect to their Junior Liens on the Pension Fund Collateral without the prior written consent of the Bank Group Representative or the Convertible Note Representative, as applicable.

(b) The Bank Group Representative, on behalf of itself and the other Bank Group Secured Parties (other than in their respective capacities as unsecured creditors), agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Pension Fund Representative or the other Pension Fund Secured Parties for adequate protection with respect to their Senior Liens on the Pension Priority Common Collateral, any adequate protection provided to the Pension Fund Representative or the other Pension Fund Secured Parties with respect to their Senior Liens on the Pension Priority Common Collateral or (ii) any objection by the Pension Fund Representative or any other Pension Fund Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection with respect to their Senior Liens on the Pension Priority Common Collateral or (iii) the payment of interest, fees, expenses or other amounts to the Pension Fund Representative or any other Pension Fund Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise with respect to their Senior Liens on the Pension Priority Common Collateral. In any Insolvency Proceeding, (x) if the Pension Fund Secured Parties (or any subset thereof) are granted adequate protection with respect to their Senior Liens on the Pension Priority Common Collateral consisting of additional collateral (with replacement Liens on such additional collateral) and/or superpriority claims in connection with any Bank Group DIP Financing or use of cash collateral, and the Pension Fund Secured Parties do not object to the adequate protection being provided to the Pension Fund Secured Parties, then in connection with any such Bank Group DIP Financing or use of cash collateral the Bank Group Representative, on behalf of itself and any of the Bank Group Secured Parties, may seek or accept adequate protection with respect to their Junior Liens on the Pension Priority Common Collateral, consisting solely of (A) a replacement Lien on the same additional collateral, subordinated to the Senior Liens securing the Pension Fund Obligations, and such Bank Group DIP Financing on the same basis as the other Junior Liens securing the Bank Group Obligations are so subordinated to the Pension Fund Obligations under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the Pension Fund Secured Parties, provided, however, that the Bank Group Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Bank Group Secured Parties, in any stipulation and/or order granting such adequate protection with respect to their Junior Liens on the Pension Priority Common Collateral, that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (y) in the event the Bank Group Representative, on behalf of itself and the Bank Group Secured Parties, seeks or accepts adequate protection with respect to their Junior Liens on the Pension Priority Common Collateral in accordance with clause (x) above and such adequate protection is granted in the form of additional collateral, then the Bank Group Representative, on behalf of itself or any of the Bank Group Secured Parties, agrees that the Pension Fund Representative shall also be granted a Senior Lien on such additional collateral as security for the Pension Fund Obligations, and any such Bank Group DIP Financing and that any Lien on such additional collateral securing the Bank Group Obligations shall be subordinated to the Liens on such collateral securing the Pension Fund Obligations, and any such Bank Group DIP Financing (and all obligations relating thereto) and any other Liens granted to the Pension Fund Secured Parties as adequate protection, with such subordination to be on the same terms that the other Junior Liens securing the Bank Group Obligations are subordinated to the Senior Liens on the Pension Priority Common Collateral securing such Pension Fund Obligations under this Agreement. The Bank Group Representative, on behalf of itself and the other Bank Group Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection with respect to their Junior Liens on the Pension Priority Common Collateral without the prior written consent of the Pension Fund Representative.

(c) The Convertible Note Representative, on behalf of the Convertible Note Secured Parties (other than in their respective capacities as unsecured creditors), agrees that none of them shall object to, contest, or support any other Person objecting to or contesting, (i) any request by the Pension Fund Representative or the other Pension Fund Secured Parties or the Bank Group Representative or the other Bank Group Secured Parties for adequate protection with respect to their Senior Liens or Junior Second Liens on any applicable Common Collateral, or any adequate protection provided to the Pension Fund Representative or the other Pension Fund Secured Parties or the Bank Group Representative or the other Bank Group Secured Parties with respect to their Senior Liens or Junior Second Liens on any applicable Common Collateral or (ii) any objection by the Pension Fund Representative or the other Pension Fund Secured Parties or the Bank Group Representative or the other Bank Group Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection with respect to their Senior Liens or Junior Second Liens on any applicable Common Collateral or (iii) the payment of interest, fees, expenses or other amounts to the Pension Fund Representative or the other Pension Fund Secured Parties or the Bank Group Representative or the other Bank Group Secured Parties under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise with respect to their Senior Liens or Junior Second Liens on any applicable Common Collateral. In any Insolvency

Proceeding, (x) if the Pension Fund Secured Parties (or any subset thereof) or the Bank Group Secured Parties (or any subset thereof) are granted adequate protection with respect to their Senior Liens or Junior Second Liens on any applicable Common Collateral consisting of additional collateral (with replacement Liens on such additional collateral) and/or superpriority claims in connection with any Bank Group DIP Financing or use of cash collateral, and the Pension Fund Secured Parties or Bank Group Secured Parties, as applicable, do not object to the adequate protection being provided to the Pension Fund Secured Parties or Bank Group Secured Parties, as applicable, then in connection with any such Bank Group DIP Financing or use of cash collateral the Convertible Note Representative, on behalf of the Convertible Note Secured Parties, may seek or accept adequate protection with respect to their Junior Liens on the applicable Common Collateral consisting solely of (A) a replacement Lien on the same additional collateral, subordinated to the Senior Liens and, if applicable, Junior Second Liens, securing the Pension Fund Obligations or Bank Group Obligations, as applicable, and such Bank Group DIP Financing on the same basis as the other Junior Liens securing the Convertible Note Obligations are so subordinated to the Pension Fund Obligations or Bank Group Obligations, as applicable, under this Agreement and (B) superpriority claims junior in all respects to the superpriority claims granted to the Pension Fund Secured Parties or Bank Group Secured Parties, as applicable, provided, however, that the Convertible Note Representative shall have irrevocably agreed, pursuant to Section 1129(a)(9) of the Bankruptcy Code, on behalf of itself and the Convertible Note Secured Parties, in any stipulation and/or order granting such adequate protection with respect to their Junior Liens on the applicable Common Collateral that such junior superpriority claims may be paid under any plan of reorganization in any combination of cash, debt, equity or other property having a value on the effective date of such plan equal to the allowed amount of such claims and (y) in the event the Convertible Note Representative, on behalf of the applicable Convertible Note Secured Parties, seeks or accepts adequate protection with respect to their Junior Liens on the applicable Common Collateral in accordance with clause (x) above and such adequate protection is granted in the form of additional collateral, then the Convertible Note Representative, on behalf of the Convertible Note Secured Parties, agrees that the Pension Fund Representative or Bank Group Representative, as applicable, shall also be granted a Senior Lien on such additional collateral as security for the Pension Fund Obligations or Bank Group Obligations, as applicable, and any such Bank Group DIP Financing and that any Lien on such additional collateral securing the Convertible Note Obligations shall be subordinated to the Liens on such collateral securing the Pension Fund Obligations or Bank Group Obligations, as applicable, and any such Bank Group DIP Financing (and all obligations relating thereto) and any other Liens granted to the Pension Fund Secured Parties or Bank Group Secured Parties, as applicable, as adequate protection, with such subordination to be on the same terms that the other Junior Liens securing the Convertible Note Obligations are subordinated to the Senior Liens or Junior Second Liens, as applicable, on the applicable Common Collateral securing such Pension Fund Obligations or Bank Group Obligations, as applicable, under this Agreement. The Convertible Note Representative, on behalf of the Convertible Note Secured Parties, agrees that except as expressly set forth in this Section none of them shall seek or accept adequate protection with respect to their Junior Liens on any applicable Common Collateral without the prior written consent of the Pension Fund Representative or Bank Group Representative, as applicable, that holds such Senior Lien or Junior Second Lien, as applicable, on such Common Collateral.

5.5 Avoidance Issues. If any holder of a Senior Lien or Junior Second Lien on any Common Collateral is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Bank Group Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Bank Group Obligations, Pension Fund Obligations or Convertible Note Obligations, as applicable, shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The parties to this Agreement agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made with respect to any applicable Common Collateral in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6 Asset Dispositions in an Insolvency Proceeding. No Junior Secured Parties shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Bank Group Loan Party or any Pension Fund Obligor comprising any applicable Common Collateral that is supported by the holder of a Senior Lien on such asset or assets comprising such applicable Common Collateral, and all such parties will be deemed to have consented under Section 363 and/or Section 1123(a)(5)(d), as applicable, of the Bankruptcy Code (and otherwise) to any such sale and to have released their Liens on such assets; provided that, Junior Secured Parties may credit bid on the applicable Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code; provided further that, any such credit bid must contemplate the payment in full in cash of the Bank Group Obligations, Pension Fund Obligations and/or Convertible Note Obligations, to the extent such obligations are secured by Liens that are senior in priority to the Lien of the Junior Secured Parties making such credit bid with respect to the Common Collateral that is the subject of such sale or disposition, upon closing of any resulting sale or disposition.

5.7 Separate Grants of Security and Separate Classification. Each Pension Fund Secured Party, Bank Group Secured Party and Convertible Note Secured Party acknowledges and agrees that (a) the grants of Liens pursuant to the Bank Group Security Documents, the Pension Fund Security Documents and the Convertible Note Security Documents constitute separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the applicable Common Collateral, (i) the Bank Group Obligations, the Convertible Note Obligations and the Pension Fund Obligations secured by the Pension Fund Collateral are fundamentally different from each other and (ii) the Bank Group Obligations and Convertible Note Obligations secured by the Bank Group Priority Common Collateral are fundamentally different from each other, and in each case must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.

5.8 Rights as Secured Creditors. No Secured Party may exercise rights and remedies as a secured creditor against any Bank Group Loan Party or Pension Fund Obligor, as applicable, other than in accordance with the terms of this Agreement, the applicable Loan Documents and applicable law.

5.9 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

SECTION 6. Pension Fund Documents, Bank Group Documents and Convertible Note Documents.

6.1 Amendments.

(a) Each Pension Fund Obligor and the Pension Fund Representative, on behalf of itself and the Pension Fund Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Pension Fund Documents inconsistent with or in violation of this Agreement. Each Bank Group Loan Party and the Bank Group Representative, on behalf of itself and the Bank Group Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Bank Group Documents inconsistent with or in violation of this Agreement. Each Bank Group Loan Party and the Convertible Note Representative, on behalf of the Convertible Note Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Convertible Note Documents inconsistent with or in violation of this Agreement.

(b) Notwithstanding the foregoing, the Bank Group Representative, the Bank Group Secured Parties and the Bank Group Loan Parties may not, without the prior written consent of the Convertible Note Representative, (i) amend, modify, supplement, extend, replace, renew, restate or refinance any Bank Group Obligations (other than any Bank Group DIP Financing, but including any Bank Group Rollup Amount) if the effect thereof is to increase the interest rate applicable thereto by more than 2.0% per annum (other than the imposition of the default rate of interest as provided in the Bank Group Documents as of the date hereof); provided that payment of any amendment, consent or waiver fee shall be equated to interest rates based on an assumed three-year average life to maturity without any present value discount or (ii) sell, assign, transfer or encumber any interest in the Bank Group Obligations or the Bank Group Documents to any person or entity not bound by this Agreement in the same manner as the Bank Group Representative is bound under this Agreement (e.g., no Bank Group Secured Party may sell the Bank Group Obligations to an entity that would not be bound by this Agreement).

(c) Notwithstanding the foregoing, the Pension Fund Representative, the Pension Fund Secured Parties and the Pension Fund Obligors may not, without the prior written consent of the Bank Group Representative and the Convertible Note Representative, (i) amend, modify, supplement, extend, replace, renew, restate or refinance any Pension Fund Obligations if the effect thereof is to (x) increase the interest rate applicable thereto (other than the imposition of the default rate of interest as provided in the Pension Fund Documents as of the date hereof) or by virtue of Section 6.06 of the Existing Pension Fund Agreement as in effect on the date of this Agreement), (y) shorten the scheduled final maturity date of the Pension Fund Obligations or any scheduled date of interim amortization thereof (other than in connection with the acceleration of the Pension Fund Obligations in accordance with the terms of the Pension Fund Documents or by virtue of Section 6.06 of the Existing Pension Fund Agreement as in effect on the date of this Agreement) or otherwise shorten the weighted average life to maturity of the Pension Fund Obligations, or (z) add amortization payments or modify the amortization schedule of the Pension Fund Obligations in a manner adverse to the Bank Group Loan Parties (other than by virtue of Section 6.06 of the Existing Pension Fund Agreement as in effect on the date of this Agreement) or (ii) sell, assign, transfer or encumber any interest in the Pension Fund Obligations or the Pension Fund Documents to any person or entity not bound by this Agreement in the same manner as Pension Fund Representative is bound under this Agreement (e.g., no Pension Fund Secured Party may sell the Pension Fund Obligations to an entity that would not be bound by this Agreement).

(d) Notwithstanding the foregoing, the Convertible Note Representative and the Convertible Note Secured Parties may not, without the prior written consent of the Bank Group Representative, (i) change the methodology to calculate the interest rate applicable to any Convertible Note Obligations if the effect thereof is to increase the interest rate applicable thereto (other than the imposition of the default rate of interest as provided in the Convertible Note Documents as of the date hereof), (ii) shorten the scheduled final maturity date of the Convertible Note Obligations or any scheduled date of interim amortization thereof (other than in connection with the acceleration of the Convertible Note Obligations in accordance with the terms of the Convertible Note Documents) or otherwise shorten the weighted average life to maturity of the Convertible Note Obligations, (iii) add amortization payments or modify the amortization schedule of the Convertible Note Obligations in a manner adverse to the Bank Group Loan Parties or (iv) sell, assign, transfer or encumber any interest in the Convertible Note Obligations or the Convertible Note Documents to any person or entity not bound to this Agreement in the same manner as the Convertible Note Representative is bound under this Agreement (e.g., no Convertible Note Secured Party may sell the Convertible Note Obligations to an entity that would not be bound by this Agreement).

6.2 Waivers.

(a) In the event the Bank Group Representative enters into any amendment, waiver or consent in respect of any of the Bank Group Security Documents creating a Senior Lien on Pension Fund Collateral for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Bank Group Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Pension Fund Security Document and Comparable Convertible Note Security Document without the consent of or action by any Pension Fund Secured Party or any Convertible Note Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Pension Fund Security Document or Convertible Note Security Document, except to the extent that a release of such Lien is required by Section 4.2, (ii) other than with respect to amendments, modifications or waivers that secure additional extensions of credit and add additional secured creditors and do not violate the express provisions of the Pension Fund Documents or the Convertible Note Documents, as applicable, any such amendment, waiver or consent that materially and adversely affects the rights of the Pension Fund Secured Parties or Convertible Note Secured Parties, as applicable, and does not affect the Bank Group Secured Parties in a like or similar manner shall not apply to the Pension Fund Security Documents or Convertible Note Security Documents, as applicable, without the consent of the Pension Fund Representative or the Convertible Note Representative, as applicable, and (iii) notice of such amendment, waiver or consent shall be given to the Pension Fund Representative and the Convertible Note Representative, as applicable, no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(b) In the event the Pension Fund Representative enters into any amendment, waiver or consent in respect of any of the Pension Fund Security Documents creating a Senior Lien on Pension Priority Common Collateral for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Pension Fund Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Bank Group Security Document and Comparable Convertible Note Security Document without the consent of or action by any Bank Group Secured Party or any Convertible Note Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Bank Group Security Document or Convertible Note Security Document, except to the extent that a release of such Lien is required by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Bank Group Secured Parties or Convertible Note Secured Parties, as applicable, and does not affect the Pension Fund Secured Parties in a like or similar manner shall not apply to the Bank Group Security Documents or Convertible Note Security Documents, as applicable, without the consent of the Bank Group Representative or the Convertible Note Representative, as applicable, and (iii) notice of such amendment, waiver or consent shall be given to the Bank Group Representative and the Convertible Note Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(c) In the event the Bank Group Obligations Payment Date has occurred and the Convertible Note Representative enters into any amendment, waiver or consent in respect of any of the Convertible Note Security Documents creating a Senior Lien on Bank Group Priority Common Collateral for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Convertible Note Security Document or changing in any manner the rights of any parties thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Pension Fund Security Document without the consent of or action by any Pension Fund Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Pension Fund Security Document, except to the extent that a release of such Lien is required by Section 4.2, (ii) any such amendment, waiver or consent that materially and adversely affects the rights of the Pension Fund Secured Parties and does not affect the Convertible Note Secured Parties in a like or similar manner shall not apply to the Pension Fund Security Documents without the consent of the Pension Fund Representative and (iii) notice of such amendment, waiver or consent shall be given to the Pension Fund Representatives no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

(d) The Pension Fund Representative hereby waives any and all rights to have any assets or other property of any Bank Group Loan Party marshalled upon any foreclosure or other disposition thereof by the Bank Group Representative or the Convertible Note Representative or by the Company or any other Bank Group Loan Party at the direction of Bank Group Representative or applicable Convertible Note Secured Party.

(e) The Convertible Note Representative hereby waives any and all rights to have any assets or other property of any Bank Group Loan Party marshalled upon any foreclosure or other disposition thereof by the Bank Group Representative or by the Company or any other Bank Group Loan Party at the direction of Bank Group Representative.

SECTION 7. Reliance; Waivers; etc.

7.1 Reliance. All extensions of credit under the Bank Group Documents after the date hereof are deemed to have been made or incurred in reliance upon this Agreement. The Pension Fund Representative, on behalf of it itself and the Pension Fund Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the Bank Group Secured Parties and the Convertible Note Secured Parties. The Pension Fund Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Bank Group Representative expressly waives all notices of the acceptance of and reliance by the Pension Fund Secured Parties and the Convertible Note Secured Parties. The Convertible Note Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Convertible Note Representative expressly waives all notices of the acceptance of and reliance by the Pension Fund Secured Parties, any other Convertible Note Secured Party and the Bank Group Secured Parties.

7.2 No Warranties or Liability. Each of the Pension Fund Representative, the Bank Group Representative and the Convertible Note Representative acknowledge and agree that no party has made any representation or warranty to the other with respect to the execution, validity, legality, completeness, collectibility or enforceability of any Bank Group Document, any Pension Fund Document or any Convertible Note Document (except as expressly set forth in Section 11.13 hereof). Except as otherwise provided in this Agreement, the Pension Fund Representative, the Bank Group Representative and the Convertible Note Representative will be entitled to manage and supervise their respective extensions of credit to any Bank Group Loan Party or Pension Fund Obligor, as applicable, in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3 No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Bank Group Loan Party or Pension Fund Obligor, as applicable, with the terms and conditions of any of the Bank Group Documents. the Pension Fund Documents or the Convertible Note Document.

SECTION 8. Convertible Note Secured Parties’ Purchase Option.

8.1 Notice of Exercise. Subject to Section 8.5 hereof and to the extent permitted by applicable law, at any time following the receipt of a Trigger Notice or at any time following the commencement of an Insolvency Proceeding, the Convertible Note Secured Parties (other than the Convertible Note Representative) shall have the continuing option (the “Purchase Option”) to purchase all of the Bank Group Obligations from the Bank Group Secured Parties (such Convertible Note Secured Parties that exercise the Purchase Option are hereinafter referred to as the “Purchasing Noteholders”) upon five (5) Business Days prior written notice from the Purchasing Noteholders (or their Representative) to the Bank Group Representative (the “Purchase Notice”). Prior to delivering the Purchase Notice to the Bank Group Representative (hereinafter referred to following the delivery of a Purchase Notice as the “Selling Representative” or “Selling Representatives”), the Purchasing Noteholders shall have delivered cash or other immediately available funds in escrow to such escrow agent (the “Escrow Agent”) as the Purchasing Noteholders shall determine in an aggregate amount equal to the full amount of the Bank Group Obligations (the obligations subject to the Purchase Notice are hereinafter referred to as the “Purchase Option Obligations”) as provided in Section 8.3 hereof on the date of the Purchase Notice (plus such other amounts as the Convertible Note Representative and/or the Escrow Agent shall require in accordance with their arrangements with the Purchasing Noteholders). The Purchasing Noteholders shall send the Purchase Notice to the applicable Selling Representatives only after all required funds have been delivered to the Escrow Agent, and the Escrow Agent shall confirm to the Selling Representatives in writing that such cash or other funds have been so received by Escrow Agent. Once received by the Selling Representatives, the Purchase Notice shall be irrevocable. Notwithstanding anything in this Section 8 to the contrary, if the Restructuring Convertible Note Secured Parties (other than the Restructuring Convertible Note Representative) shall have given a Purchase Notice with respect to any Purchase Option Obligations, the New Money Convertible Note Secured Parties (other than the New Money Convertible Note Representative) may, on or prior to the date specified as the closing date for the purchase of such Purchase Option Obligations in such Purchase Notice, acquire the right to purchase such Purchase Option Obligations from the applicable Restructuring Convertible Note Secured Parties upon one (1) Business Day prior written notice and by delivering an amount in cash or other immediately available funds equal to the amount deposited with the Escrow Agent by the applicable Restructuring Convertible Note Secured Parties to the Restructuring Convertible Note Representative (such right, the “Right of First Refusal”). To the extent that the Restructuring Convertible Note Secured Parties (other than the Restructuring Convertible Note Representative) wish to exercise the Purchase Option, they shall deliver concurrently with delivery of the Purchase Notice to the applicable Selling Representatives, a copy of such Purchase Notice to the New Money Convertible Note Secured Parties, as well as details for a bank account to which cash or other immediately available funds should be delivered to, if the New Money Convertible Note Secured Parties (other than the New Money Convertible Note Representative) wish to exercise their Right of First Refusal.

8.2 Purchase and Sale. To the extent permitted by applicable law, on the date specified in the Purchase Notice (which date shall not be less than five (5) Business Days, nor more than twenty (20) Business Days, after the receipt by the Selling Representatives of the Purchase Notice), the Bank Group Secured Parties, shall sell to the Purchasing Noteholders, and the Purchasing Noteholders shall purchase from the Bank Group Secured Parties in the manner provided in this Section 8, their pro rata portion of the full amount of all of the Purchase Option Obligations; provided that, the Bank Group Secured Parties selling such Purchase Option

Obligations shall retain all rights to be indemnified or held harmless by the Bank Group Loan Parties in accordance with the terms of the applicable Loan Documents but shall not retain any rights to the security therefor. Each of the Bank Group Secured Parties hereby represents and warrants that, as of the date hereof, no approval of any court or other regulatory or governmental authority is required for such sale.

8.3 Payment of Purchase Price. Upon the date of such purchase and sale, the Purchasing Noteholders shall, by deposit with the Escrow Agent as provided in Section 8.1 hereof, authorize the Escrow Agent to (a) pay to the Bank Group Secured Parties as the purchase price therefor their pro rata portion of the full amount of all the Purchase Option Obligations then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses, but excluding the early termination fee payable pursuant to the applicable Loan Documents), (b) furnish their pro rata portion of cash collateral to the Bank Group Secured Parties for one hundred three and one-half percent (103.5%) of the aggregate undrawn face amount of any issued and outstanding letters of credit provided the Bank Group Secured Parties and to secure the Bank Group Secured Parties for one hundred percent (100%) of the Bank Group Loan Parties’ other contingent obligations as provided in the applicable Loan Documents, including but not limited to, any Bank Services Obligations or Swap Obligations (determined as of the date of such purchase and sale), (c) agree to reimburse the Bank Group Secured Parties for their pro rata portion of any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the Purchase Option Obligations, and/or as to which the Bank Group Secured Parties have not yet received final payment, (d) agree to reimburse the Bank Group Secured Parties in respect of indemnification obligations of the Bank Group Loan Parties under the applicable Loan Documents that result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Bank Group Secured Parties; provided, that, in no event will the Purchasing Noteholders have any liability for such amounts in excess of their pro rata portion of proceeds of the applicable Common Collateral received by the Convertible Note Representative or the Purchasing Noteholders and (e) agree to indemnify and hold harmless the Bank Group Secured Parties from and against their pro rata portion of any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the applicable Purchase Option Obligations or applicable Common Collateral as a direct result of any acts by the Convertible Note Representative or the Purchasing Noteholders occurring after the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the applicable Seller Representative as such Seller Representative may designate in writing to Escrow Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Noteholders to the bank account designated by applicable Seller Representative are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by the Purchasing Noteholders to the bank account designated by the applicable Seller Representative are received in such bank account later than 1:00 p.m., New York City time.

8.4 Limitation on Representations and Warranties. Such purchase shall be expressly made without representation or warranty of any kind by the Bank Group Secured Parties as to the Purchase Option Obligations or otherwise and without recourse to the Bank Group Secured Parties, except that the Bank Group Secured Parties shall represent and warrant: (a) the amount of the Purchase Option Obligations being purchased from them, (b) that the Bank Group Secured Parties own the applicable Purchase Option Obligations free and clear of any Liens or encumbrances and (c) that the Bank Group Secured Parties have the right to assign such Purchase Option Obligations and the assignment is duly authorized.

8.5 Notice of Exercise of Remedies.

(a) The Bank Group Representative will deliver to the Convertible Note Representative at least five (5) Business Days prior written notice (or, if Exigent Circumstances exist, such shorter period as is deemed practicable under such circumstances by the Bank Group Representative) of its intention to commence any Enforcement Action or accelerate the Bank Group Obligations (such notice being a “Trigger Notice”). If an Exigent Circumstance exists, the applicable Representative will give the Convertible Note Representative the Trigger Notice as soon as practicable and in any event contemporaneously with the taking of such action, and the Convertible Note Representative (and not any other Representative) shall have the obligation to deliver any Trigger Notice to the other Convertible Note Secured Parties and covenants to do so within a commercially reasonable time following receipt thereof from the applicable Representative.

(b) Unless an Exigent Circumstance exists, for a period not to exceed five (5) Business Days following delivery of a Trigger Notice from the applicable Representative to the Convertible Note Representative, and at any time following the receipt by a Seller Representative of a Purchase Notice from the Purchasing Noteholders (or their Representative), the applicable Secured Parties shall not commence (and following receipt of a Purchase Notice shall not further pursue) any foreclosure or other action to sell or otherwise realize upon the applicable Common Collateral (provided that continuing collection of accounts receivable and other actions permitted under the applicable Loan Documents shall not be prohibited hereunder), provided, that, the applicable Secured Parties’ forbearance shall terminate if the purchase and sale with respect to the applicable Purchase Option Obligations provided for herein shall not have closed and the applicable Secured Parties shall not have received Payment in Full of the applicable Purchase Option Obligations as provided for herein on or prior to the date specified as the closing date for such purchase in the applicable Purchase Notice.

SECTION 9. Bailment for Perfection of Certain Security Interests.

Each of the Bank Group Representative, on behalf of itself and each Bank Group Secured Party, and the Convertible Note Representative, on behalf of itself and each Convertible Note Secured Party, hereby acknowledge that, to the extent that it or a third party on its behalf, holds physical possession of or has “control” (as defined in the Uniform Commercial Code) over, or is noted as a lienholder on or maintains possession or custody of any certificate of title with respect to any vehicle constituting, Common Collateral pursuant to the Bank Group Security Documents or the Convertible Note Security Documents, as applicable, the Bank Group Representative, on behalf of itself and each Bank Group Secured Party, and the Convertible Note Representative, on its behalf and each Convertible Note Secured Party, as applicable, each agree to, directly or through a third party, hold or control, or suffer to exist any notation thereof as lienholder on or maintain possession or custody of such certificate of title with respect to any vehicle constituting, such Common Collateral as bailee and as non-fiduciary agent for the Bank Group Representative or the Convertible Note Representative, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC and applicable certificate of title laws), solely for the purpose of (i) perfecting the security interest (including any second-priority or third-priority security interest) granted under the Bank Group Documents or the Convertible Note Documents, as applicable, in such Common Collateral and (ii) maintaining possession and custody by persons other than the Company or any subsidiary thereof (and providing for safekeeping) of any certificates of title with respect to any vehicles constituting Common Collateral in which any such security instrument has so been granted, all subject to the terms and conditions of this Section 9 (the Bank Group Representative or the Convertible Note Representative in such capacity, the “Control Representative”). Nothing in this Section 9 shall be construed to impose any duty on the Bank Group Representative or the Convertible Note Representative (or any third party acting on either such Person’s behalf) or create any fiduciary relationship with respect to such Common Collateral or provide the Bank Group Representative, any Bank Group Secured Party, the Convertible Note Representatives or any Convertible Note Secured Party, as applicable, with any rights with respect to such Common Collateral beyond those specified in this Agreement, the Bank Group Security Documents and the Convertible Note Security Documents, as applicable; provided, that subsequent to the occurrence of the Bank Group Obligations Payment Date (so long as the Convertible Notes Obligations have not been Paid in Full), the Bank Group Representative shall (i) deliver to the Convertible Note Representative, at the Bank Group Loan Parties’ sole cost and expense, the Common Collateral (or, in the case of vehicles constituting Common Collateral, any certificates of title with respect to such vehicles) in its possession or custody or control together with any necessary endorsements or (in the case of certificates of title for vehicles) releases of Liens to the extent required by the Bank Group Documents or this Agreement or (ii) direct and deliver such Common Collateral (or, in the case of vehicles constituting Common Collateral, any certificates of title with respect to such vehicles) as a court of competent jurisdiction otherwise directs. For the avoidance of doubt, nothing in this Section 9 is intended to satisfy any obligation on the part of any Bank Group Loan Party pursuant to any applicable Loan Document in respect of the attachment or perfection of a Lien in any Collateral to the extent the action contemplated in this Section 9 does not result in the attachment or perfection of such Lien.

SECTION 10. Obligations Unconditional.

10.1 Bank Group Obligations Unconditional. All rights and interests of the Bank Group Secured Parties hereunder, and all agreements and obligations of the Pension Fund Secured Parties and the Convertible Note Secured Parties (and, to the extent applicable, the Bank Group Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Bank Group Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Bank Group Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Bank Group Document;

(c) prior to the Bank Group Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Bank Group Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Bank Group Loan Party in respect of the Bank Group Obligations, or of any of the Pension Fund Representative, the Convertible Note Representative or any Bank Group Loan Party, to the extent applicable, in respect of this Agreement (other than performance or payment).

10.2 Pension Fund Obligations Unconditional. All rights and interests of the Pension Fund Secured Parties hereunder, and all agreements and obligations of the Bank Group Secured Parties and the Convertible Note Secured Parties (and, to the extent applicable, the Pension Fund Obligors) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Pension Fund Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Pension Fund Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Pension Fund Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Pension Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Pension Fund Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Pension Fund Obligor in respect of the Pension Fund Obligations or any Bank Group Secured Party, any Convertible Note Secured Party or any Pension Fund Obligor in respect of this Agreement (other than performance or payment).

10.3 Convertible Note Obligations Unconditional. All rights and interests of the Convertible Note Secured Parties hereunder, and all agreements and obligations of the Bank Group Secured Parties and the Pension Fund Secured Parties (and, to the extent applicable, the Bank Group Loan Parties) hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Convertible Note Document;

(b) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Convertible Note Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Convertible Note Document;

(c) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Common Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Convertible Note Obligations or any guarantee or guaranty thereof; or

(d) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Bank Group Loan Party in respect of the Convertible Note Obligations or any Bank Group Secured Party, any Pension Fund Secured Party or any Bank Group Loan Party in respect of this Agreement (other than performance or payment).

SECTION 11. Miscellaneous.

11.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Bank Group Document, any Pension Fund Document or any Convertible Note Document, the provisions of this Agreement shall govern. With respect to the Pension Fund Representative and the other Pension Fund Secured Parties and the obligations of the Pension Fund Representative under the Pension Fund Documents only, in the event of a conflict between this Agreement and the Pension Fund Documents, the terms of the Pension Fund Documents shall govern and control. With respect to the Convertible Note Representative and the other applicable Convertible Note Secured Parties and the obligations of the Convertible Note Representative (and the New Money Convertible Note Representative and the Restructuring Convertible Note Representative) under the applicable Convertible Note Documents only, in the event of a conflict between this Agreement and such Convertible Note Documents, the terms of the applicable Convertible Note Documents shall govern and control.

11.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the latest to occur of (i) Bank Group Obligations Payment Date, (ii) the date on which all of the outstanding Convertible Note Obligations shall have been Paid in Full and (iii) the date on which all of the outstanding Pension Fund Obligations shall have been Paid in Full. This is a continuing agreement and the parties hereto may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, Company or any other Bank Group Loan Party on the faith hereof.

11.3 Amendments; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative, and, in the case of amendments or modifications of this Agreement that directly affect the rights or duties of any Bank Group Loan Party or Pension Fund Obligor, such Bank Group Loan Party or Pension Fund Obligor, as applicable, which includes, without limitation, amendments to Section 9 and, in the case of amendments to Section 3.1(c) or 11.3, the ABL Representative; provided that no amendment or modification of Section 2.4 or 3.1(d) of this Agreement shall be effective unless (i) the Escrow Agreements have been terminated in accordance with their terms or (ii) the ABL Representative consents to such amendment or modification.

(b) Subject to the last sentence of Section 2.2, it is understood that the Bank Group Representative, the Pension Fund Representative and the Convertible Note Representative, without the consent of any other Bank Group Secured Party, Pension Fund Secured Party or Convertible Note Secured Party, may in their discretion determine that a supplemental agreement (which may take the form of an amendment and restatement of this Agreement) is necessary or appropriate to facilitate having additional indebtedness or other obligations (“Additional Debt”) of any of the Bank Group Loan Parties become Bank Group Obligations, of any of the Pension Fund Obligors become Pension Fund Obligations, of any Bank Group Loan Party become Convertible Note Obligations, as the case may be, under this Agreement, which supplemental agreement shall specify whether such Additional Debt constitutes Bank Group Obligations, Pension Fund Obligations or Convertible Note Obligations, provided, that, in the case of any such Additional Debt such Additional Debt is permitted to be incurred by the Loan Documents then extant, and is permitted by such Loan Documents to be subject to the provisions of this Agreement as Bank Group Obligations, Pension Fund Obligations or Convertible Note Obligations, as applicable.

11.4 Information Concerning Financial Condition of the Company and the other Bank Group Loan Parties. Each of the Pension Fund Secured Parties (other than the Pension Fund Representative), the Bank Group Representative and the Convertible Note Secured Parties (other than the Convertible Note Representative) hereby assume responsibility for keeping itself informed of the financial condition of the Company and each of the other Bank Group Loan Parties or Pension Fund Obligors, as applicable, and all other circumstances bearing upon the risk of nonpayment of the Bank Group Obligations, the Pension Fund Obligations or the Convertible Note Obligations. The Pension Fund Representative, the Bank Group Representative and the Convertible Note Representative hereby agree that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event the Pension Fund Representative, the Bank Group Representative or the Convertible Note Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information. Nothing contained in this Agreement or otherwise will in any event be deemed to constitute any party the agent of any other party hereto for any purpose nor to create any fiduciary relationship between any party hereto and any other party hereto.

11.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

11.6 Submission to Jurisdiction. (a) Each Bank Group Secured Party, each Pension Fund Secured Party, each Convertible Note Secured Party, each Bank Group Loan Party and each Pension Fund Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the any Bank Group Secured Party, Pension Fund Secured Party or Convertible Note Secured Party may otherwise have to bring any action or proceeding against any Bank Group Loan Party, Pension Fund Obligor or its properties in the courts of any jurisdiction.

(b) Each Bank Group Secured Party, each Pension Fund Secured Party, each Convertible Note Secured Party and each Bank Group Loan Party and each Pension Fund Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

11.7 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail or electronic mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. Notwithstanding the foregoing, no notice or other communication to the Convertible Note Representative, the Restructuring Convertible Note Representative or the New Money Convertible Note Representative shall be deemed to have been given or delivered until actually received by it at the address designated by it pursuant to this Section 11.7.

11.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Bank Group Secured Parties, Pension Fund Secured Parties and Convertible Note Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person (other than the Bank Group Loan Parties as set forth in Section 3.5, 3.6 and 9.3 and the ABL Secured Parties as set forth in Sections 3.1(c) and 11.3) any right, remedy or claim under, to or in respect of this Agreement or any applicable Common Collateral.

11.9 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

11.10 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.11 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic PDF transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

11.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

11.13 Authority to Execute. By its signature, the Bank Group Representative executes this Agreement by and on behalf of itself and the Bank Group Secured Parties, and represents and warrants that it is duly authorized to execute this Agreement on its behalf and on behalf of the Bank Group Secured Parties. By its signature, the Pension Fund Representative executes this Agreement by and on behalf of itself and the Pension Fund Secured Parties, and represents and warrants that it is duly authorized to execute this Agreement on its behalf and on behalf of the Pension Fund Secured Parties in its capacity as agent under the Existing Pension Fund Agreement. By its signature, the Convertible Note Representative executes this Agreement by and on behalf of the applicable Convertible Note Secured Parties, and represents and warrants that it is duly authorized to execute this Agreement on its behalf and on behalf of the applicable Convertible Note Secured Parties in its capacity as collateral trustee under the Collateral Trust Agreement. By its signature, the ABL Representative executes this Agreement by and on behalf of itself and the ABL Secured Parties, and represents and warrants that it is duly authorized to execute this Agreement on its behalf and on behalf of the ABL Secured Parties.

11.14 No Effect on Other Obligations. Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall be construed or interpreted or is intended as a waiver of or limitation on any rights, powers, privileges or remedies that any Pension Fund Secured Party has or may have under its respective participation agreement(s) or under applicable law with respect to any contributions or other obligations of any of the Pension Fund Obligors or their affiliates to such Pension Fund Secured Party, other than the Pension Fund Obligations (all such other required contributions and obligations being “Other Obligations”). The Bank Group Representative and the Convertible Note Representative hereby agree, on behalf of itself and the Bank Group Secured Parties or Convertible Note Secured Parties, as applicable, that this Agreement in no way restricts the Pension Fund Secured Parties from exercising (and that each of the Pension Fund Secured Parties are free to exercise) any and all rights, powers, privileges or remedies that any Pension Fund Secured Party may have by contract or under applicable law with respect to Other Obligations. As to the Pension Fund Obligations,

except as otherwise set forth in this Agreement (including, without limitation, Sections 3.2, 3.3, 4.1 and 5.6 of this Agreement), the Pension Fund Representative and the Pension Fund Secured Parties may exercise rights and remedies, and take actions in any Insolvency Proceeding, as unsecured creditors in accordance with the terms of the Pension Fund Documents and applicable law.

11.15 Relationship between the Pension Fund Representative, the Pension Fund Secured Parties, the Convertible Note Representative, the Convertible Note Secured Parties and Local Counsel for the Bank Group Representative. The Pension Fund Representative, for itself and for the benefit of the Pension Fund Secured Parties, and the Convertible Note Representative, on behalf of the applicable Convertible Note Secured Parties, acknowledges and agrees that local counsel for the Bank Group Representative, by furnishing any legal opinions requested by the Pension Fund Representative or the Convertible Note Representative in respect of the Pension Fund Representative’s Lien on the Pension Fund Collateral or the Convertible Note Representative’s Lien on any applicable Common Collateral, and any advice related thereto does not intend to create, and by such action does not create, any attorney/client relationship with the Pension Fund Representative or any Pension Fund Secured Party or the Convertible Note Representative or any Convertible Note Secured Party. In addition, the Pension Fund Representative, for itself and for the benefit of the Pension Fund Secured Parties, and the Convertible Note Representative, on behalf of itself and the applicable Convertible Note Secured Parties, agrees that the delivery of such legal opinions will not constitute a basis for disqualification of such local counsel in connection with any matters that such local counsel might at any time hereafter undertake on behalf of the Bank Group Representative or any Bank Group Secured Party that could be considered adverse to the interests of the Pension Fund Representative or any Pension Fund Secured Party or the Convertible Note Representative or any Convertible Note Secured Party with respect to, or involving, the Bank Group Loan Parties. This provision is expressly intended to be for the benefit of all local counsel for the Bank Group Representative, and the Pension Fund Representative and the Convertible Note Representative acknowledges that such local counsel are relying on this provision in connection with the issuance of their legal opinions to the Pension Fund Representative and the Convertible Note Representative, as applicable. Subject to the Pension Fund Representative’s, on behalf of itself and the other Pension Fund Secured Parties, and the Convertible Note Representative’s, on behalf of the applicable Convertible Note Secured Parties, agreement to the foregoing, the Bank Group Representative hereby directs such local counsel to deliver such requested opinions to the Pension Fund Representative and the other Pension Fund Secured Parties and to the Convertible Note Representative and the applicable Convertible Note Secured Parties, provided that any fees, charges and disbursements of such local counsel in connection with the preparation, negotiation and delivery of such legal opinions shall be for the ratable account of the Pension Fund Secured Parties (other than the Pension Fund Representative) or the applicable Convertible Note Secured Parties (other than the Convertible Note Representative) to the extent not otherwise paid by the Bank Group Loan Parties.

11.16 Originator Intercreditor Agreement. In the event that any Bank Group Representative or Convertible Note Representative becomes a holder or a pledgee of an Originator Subordinated Secured Note, such Representative, on behalf of its applicable Secured Parties, acknowledges and agrees that as a holder it will be bound by, and as a pledgee, any such pledge or exercise of remedies under such pledge shall be subject to, the terms of the Originator

Intercreditor Agreement. In the event of any conflict between the terms of any Originator Subordinated Secured Note and the Originator Intercreditor Agreement, the terms of the Originator Intercreditor Agreement shall govern as among the Bank Group Representative, the Convertible Note Representative, the ABL Representative and the Bank Group Loan Parties, as applicable.

11.17 Designation by Pension Fund Representative. The Pension Fund Representative hereby designates Wilmington Trust, National Association, successor by merger to Wilmington Trust FSB, a federal savings bank, and may hereafter designate any other affiliate of the Pension Fund Representative, as sub-agent on behalf of the Pension Fund Representative (in such capacity, the “Sub-Agent”), for purposes of perfecting and otherwise being and acting as the secured party in respect of the Pension Fund Lien on the Pension Fund Collateral, and the Sub-Agent shall have all of the rights, duties and obligations of the Pension Fund Representative under this Agreement in such capacity.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Bank Group Representative for and on behalf of the Bank Group Secured Parties

By:
Name:
Title:

Address for Notices:

Attention:
Facsimile No.:

Signature Page to Amended and Restated Intercreditor Agreement

WILMINGTON TRUST COMPANY, as Pension Fund Representative for and on behalf of the Pension Fund Secured Parties

By:
Name:
Title:

Address for Notices:	1100 North Market Street Rodney Square North Wilmington, DE 19890

Attention: W. Thomas Morris, Vice President Facsimile No.: 302-636-4145 Email: tmorris@wilmingtontrust.com

Signature Page to Amended and Restated Intercreditor Agreement

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely in its capacity as Convertible Note Representative for and on behalf of the Convertible Note Secured Parties

By:
Name:
Title:

Address for Notices:	[ ]
[ ]
[ ]

Attention:	[ ]
Facsimile No.:	[ ]
Email:	[ ]

Signature Page to Amended and Restated Intercreditor Agreement

JPMORGAN CHASE BANK, N.A., as ABL Representative for and on behalf of the ABL Secured Parties, solely for the purposes of Sections 3.1(c) and 11.3

By:
Name:
Title:

Address for Notices:	[ ]
[ ]
[ ]

Attention:	[ ]
Facsimile No.:	[ ]
Email:	[ ]

Signature Page to Amended and Restated Intercreditor Agreement

[LIST YRC PARTIES AND CAPACITY AS BANK GROUP LOAN PARTIES AND/OR PENSION FUND OBLIGORS]

By:
Name:
Title:

Address for Notices:

Attention:
Facsimile No.:

Signature Page to Amended and Restated Intercreditor Agreement

SCHEDULE A

Reference is made to the Amended and Restated Intercreditor Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), dated as of July 22, 2011, by and among JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Bank Group Representative”) for the Bank Group Secured Parties (as defined in the Intercreditor Agreement), Wilmington Trust Company, as Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Pension Fund Representative”) for the Pension Fund Secured Parties (as defined in the Intercreditor Agreement), U.S. Bank National Association, as Collateral Trustee (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Convertible Note Representative”) for the Convertible Note Secured Parties (as defined in the Intercreditor Agreement), solely for the purposes of Sections 3.1(c) and 11.3 hereof, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “ABL Representative”) for the ABL Secured Parties (as defined in the Intercreditor Agreement), YRC Worldwide Inc. (the “Company”) and each of the other Bank Group Loan Parties (as defined in the Intercreditor Agreement) party thereto.

The Bank Group Representative has a Senior Lien on all Bank Group Priority Common Collateral

The Bank Group Representative has a Senior Lien on the following Pension Fund Collateral:

See Attachment A-1 to this Schedule A

The Pension Fund Representative has a Senior Lien on the following Pension Fund Collateral:

See Attachment A-2 to this Schedule A

SCHEDULE B

Reference is made to the Amended and Restated Intercreditor Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), dated as of July 22, 2011, by and among JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Bank Group Representative”) for the Bank Group Secured Parties (as defined in the Intercreditor Agreement), Wilmington Trust Company, as Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Pension Fund Representative”) for the Pension Fund Secured Parties (as defined in the Intercreditor Agreement), U.S. Bank National Association, as Collateral Trustee (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Convertible Note Representative”) for the Convertible Note Secured Parties (as defined in the Intercreditor Agreement), solely for purposes of Sections 3.1(c) and 11.3 hereof, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “ABL Representative”) for the ABL Secured Parties (as defined in the Intercreditor Agreement), YRC Worldwide Inc. (the “Company”) and each of the other Bank Group Loan Parties (as defined in the Intercreditor Agreement) party thereto.

The Bank Group Representative has a Junior Second Lien on the following Pension Fund Collateral:

See Attachment B-1 to this Schedule B

The Convertible Note Representative has a Junior Second Lien on the following Pension Fund Collateral (which shall exclude Junior Second Liens on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement):

See Attachment B-2 to this Schedule B

The Convertible Note Representative has a Junior Second Lien on all Bank Group Priority Common Collateral (which shall exclude Junior Second Liens on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement)

SCHEDULE C

Reference is made to the Amended and Restated Intercreditor Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), dated as of July 22, 2011, by and among JPMorgan Chase Bank, National Association, as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Bank Group Representative”) for the Bank Group Secured Parties (as defined in the Intercreditor Agreement), Wilmington Trust Company, as Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Pension Fund Representative”) for the Pension Fund Secured Parties (as defined in the Intercreditor Agreement), U.S. Bank National Association, as Collateral Trustee (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “Convertible Note Representative”) for the Convertible Note Secured Parties (as defined in the Intercreditor Agreement), solely for purposes of Sections 3.1(c) and 11.3 hereof, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, with its successors and assigns, and as more specifically defined in the Intercreditor Agreement, the “ABL Representative”) for the ABL Secured Parties (as defined in the Intercreditor Agreement), YRC Worldwide Inc. (the “Company”) and each of the other Bank Group Loan Parties (as defined in the Intercreditor Agreement) party thereto.

The Pension Fund Representative has a Junior Third Lien on the following Pension Fund Collateral:

See Attachment C-1 to this Schedule C

The Convertible Note Representative has a Junior Third Lien on the following Pension Fund Collateral (which shall exclude Junior Third Liens on leasehold interests in respect of which the Bank Group Representative shall have a Lien as of the date of this Agreement):

See Attachment C-2 to this Schedule C

SCHEDULE D

LIEN PRIORITY SCHEDULE

	Bank Group Representative Lien Position	Pension Fund Representative Lien Position	Convertible Note Representative Lien Position
Assets (other than real estate) on which the Bank Group Representative has the sole Lien prior to the Transactions [Bank Group Priority Common Collateral]	Senior Lien	N/A	Junior Second Lien

Real estate on which the Bank Group Representative has the sole Lien prior to the Transactions (no prior Pension Fund Lien) [Bank Group Priority Common Collateral]	Senior Lien	N/A	Junior Second Lien

Real estate identified on

Attachment A-1 to

Schedule A on which the

Bank Group

Representative has a Senior

Lien prior to the

Transactions

(Pension Fund

Representative Junior

Lien) [Pension Fund

Collateral other than

Pension Priority Common

Collateral]

	Senior Lien	Junior Third Lien	Junior Second Lien

Real estate identified on

Attachment A-2 to

Schedule A on which the

Pension Fund

Representative has a Senior

Lien prior to the

Transactions

(Bank Group

Representative Junior

Lien) [Pension Priority

Common Collateral]

	Junior Second Lien	Senior Lien	Junior Third Lien